Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)




[GRAPHIC OMITTED]

CLOSED END

Annual Report
2002

DELAWARE INVESTMENTS
Closed-End Municipal Bond Funds
(formerly Voyageur Closed-End Municipal Bond Funds)





[GRAPHIC OMITTED]POWERED BY RESEARCH.(SM)

A Commitment
  to Our Investors

Investment Objectives and Strategies

Each of the six funds in this report is a closed-end management investment company whose shares trade on the American Stock Exchange (ASE) in New York. Each fund seeks to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. In addition, Florida Insured Municipal Income Fund seeks investments that enable its shares to be exempt from Florida's intangible personal property tax. Each fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade, tax-exempt municipal obligations.

Investment Advisor

Delaware Management Company (Delaware Management), a series of Delaware Management Business Trust, has been the funds' investment advisor since May 1, 1997. Delaware Management is a part of Lincoln Financial Group, one of America's largest publicly held diversified financial services companies, with global insurance operations and more than $126 billion in assets under management as of March 31, 2002.

As of March 31, 2002, Delaware Management and its affiliates manage more than $85 billion for mutual fund shareholders and institutional investors, such as pension plans and foundations. In addition to the six closed-end funds in this report, Delaware Management also manages other closed-end funds traded on the New York Stock Exchange.

Leveraging

Each of the six funds in this report uses leveraging, a tool that is not usually used by open-ended mutual funds and one that can be an important contributor to each fund's income and capital appreciation potential. Of course, there is no guarantee that leveraging will benefit any of the funds. Leveraging could result in a higher degree of volatility because a fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. Delaware Management believes this volatility risk is reasonable given the benefits of higher income potential.

Table
  of Contents

Letter to Shareholders                            1
Portfolio Management Review                       3
Performance Summaries
  Minnesota Municipal Income Funds I, II, III     7
  Arizona Municipal Income Fund                   8
  Florida Insured Municipal Income Fund           8
  Colorado Insured Municipal Income Fund          9
Important Fund Information                       10
Financial Statements:
  Statements of Net Assets                       11
  Statements of Operations                       24
  Statements of Changes in Net Assets            26
  Financial Highlights                           28
  Notes to Financial Statements                  34
  Report of Independent Auditors                 39
  Proxy Results                                  40
  Board of Directors/Trustees and Officers       42

Letter                      Delaware Investments Closed-End Municipal Bond Funds
  to Shareholders           April 9, 2002


Recap of Events

The fiscal year ended March 31, 2002 formed a complex period for investors in fixed-income securities. Throughout the period, yield and price swings on bonds were unusually wide, as investors grappled with an extremely varied set of economic forecasts. The events of September 11 and its aftermath also generated concerns about bond credit quality--especially among corporate issuers--leading to increased volatility throughout the fixed-income marketplace.

Amid these concerns, municipal bond credit ratings generally held up well compared to those of other fixed-income investments. According to credit ratings agency Standard & Poor's, 211 corporate bond issuers defaulted on a record $115.4 billion of debt during 2001. Yet aside from several city agency bonds and airport bonds in New York that were directly affected by the events of September 11, municipal bond credit remained relatively unaffected throughout much of the recent recession.

Volatility also was relatively muted among municipals during the year. An increase of greater than 35% in municipal supply during 2001 helped keep municipal yields from swinging as widely as those in some other fixed-income asset classes (Source: Salomon Smith Barney). The fact that demand in the municipal markets is generated largely by individual investors also may have helped keep yields relatively stable. Demand from individual investors is known to drop off as yields fall across the fixed-income markets, and vice versa. This tends to create a stabilizing force on yields in the individual investor-dominated municipal markets.

"A FULL SIX MONTHS AFTER THE TRAGIC EVENTS OF SEPTEMBER 11, WE NOW HAVE A CLEARER PICTURE OF THAT DAY'S IMPACT ON THE U.S. ECONOMY AND OUR CAPITAL MARKETS."

Despite a growing consensus that the recession may now be ending, other concerns have recently stifled confidence regarding an end to the broader, global economic slowdown. With news of accounting irregularities dominating business headlines, many investors showed concern that similar problems could affect other large issuers as well. The strength of any U.S. economic recovery is a burning issue for the fixed-income markets in general.

Delaware Investments' Closed-End Municipal Bond Funds provided positive performance that was competitive versus corresponding Lipper peer group returns during the year ended March 31, 2002. On the pages that follow, the funds' portfolio managers discuss performance for the individual funds and their outlook for the remainder of 2002 in the municipal bond market.

                                                                        Total Return      Total Return     Premium (+)/
Total Return                                                               at Net           at Market      Discount (-)       ASE
For the year ended March 31, 2002                                        Asset Value          Value       as of 3/31/02      Symbol

Minnesota Municipal Income Fund I                                           +4.81%            +7.00%          -1.30%           VMN
Minnesota Municipal Income Fund II                                          +4.73%            +5.75%          -1.61%           VMM
Minnesota Municipal Income Fund III                                         +4.43%            +5.93%          -1.74%           VYM
Lipper Minnesota Closed-End Municipal Debt Funds Average (6 funds)          +4.29%
Arizona Municipal Income Fund                                               +4.21%           +10.22%          +0.68%           VAZ
Colorado Insured Municipal Income Fund                                      +3.15%            +7.52%          -0.54%           VCF
Lipper Other States Closed-End Municipal Debt Funds Average (31 funds)      +3.85%
Florida Insured Municipal Income Fund                                       +4.16%           +12.63%          -7.46%           VFL
Lipper Florida Closed-End Municipal Debt Funds Average (13 funds)           +3.62%
Lehman Brothers Municipal Bond Index                                        +3.81%
Lehman Brothers Insured Municipal Bond Index                                +3.76%

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. The Lipper categories represent the average return of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index that generally tracks the performance of insured municipal bonds. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. Government does not guarantee the payment of principal and interest on municipal bonds.

Market Outlook

A full six months after the tragic events of September 11, we now have a clearer picture of that day's impact on the U.S. economy and our capital markets. September 11 clearly prolonged a year-long economic slide, but also became a catalyst for recovery, as the economy obviously reached bottom sometime during the fall and winter and now appears to be rebounding somewhat more strongly than expected.

Longer municipal bond yields are currently offering significant premiums, allowing investors to pick up yield as they extend their maturity. Given this fact, and the current low interest rate environment, we think Delaware Investments Closed-End Municipal Bond Funds are currently an attractive fixed-income investment vehicle. The after-tax yield on cash equivalents such as taxable and tax-exempt money market funds and bank CDs continued to plummet during the fiscal year covered in this report. As a result, we believe that many investors in moderate to high tax brackets would do well to consider municipals. For more information on whether one of Delaware Investments Closed-End Municipal Bond Funds is suitable for you, please contact your financial advisor. Unlike Delaware Investments Closed-End Municipal Bond Funds, money market funds seek to maintain a stable share price. Return and share value for Delaware Investments Closed-End Municipal Bond Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Also unlike Delaware Investments Closed-End Municipal Bond Funds, certificates of deposit are FDIC-insured and U.S. Treasuries are backed by the full faith and credit of the U.S. government.

Sincerely,

/s/ Charles E. Haldeman, Jr.
--------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                   Delaware Investments Closed-End Municipal Bond Funds
  Management Review         April 9, 2002


Fund Managers

Andrew M. McCullagh
Senior Portfolio Manager
Arizona Municipal Income Fund,
Colorado Insured Municipal Income Fund

Mitchell L. Conery
Patrick P. Coyne
Senior Portfolio Managers
Minnesota Municipal Income Funds I,II,III,
Florida Insured Municipal Income Fund


The Funds' Results

Municipal bonds continued their recent strong performance during the past fiscal year. It was a year characterized by a weak economy that became even weaker following the September 11 terrorist attacks. To reduce the economy's vulnerability and spur economic growth, the Fed continued its strategy of reducing interest rates. During 2001, the Fed lowered the federal funds rate 11 times to its lowest level in the last 40 years. Despite these low interest rates, inflation, a source of great concern for bond investors because it decreases the value of coupon payments, remained modest.

"WITH INTEREST RATES FALLING STEADILY DURING 2001, OLDER BONDS OFFERING HIGHER RATES BECAME MORE VALUABLE AND INCREASED IN PRICE"

For much of the year, investors generally took part in a "flight to quality," avoiding riskier securities and opting instead for higher-quality investment opportunities. Municipal bond funds benefited greatly from this sentiment.

With interest rates falling steadily in 2001, older bonds offering higher rates became more valuable and increased in price (their yields--which move inversely to price--fell accordingly). This was especially true of long-term bonds, which are particularly sensitive to interest-rate movements. Beginning late in the fiscal year, however, municipal bond prices began to retreat from their highs. The market reversal stemmed from increased optimism about the economy, suggesting the Fed would be more likely to raise than lower interest rates in the future.

The year was characterized by strong demand for municipal bonds and ample supply to meet that demand. Total municipal bond issuance in 2001 reached a record $283.6 billion in 2001, up 42 percent over the previous year's total, according to the Bond Market Association.

That trend has continued at the start of 2002. Issuers of municipal securities have continued to display surprising financial strength, despite the recent recession. During our fiscal year, this enabled states and municipalities to obtain more favorable lending terms and find willing buyers for their bonds. At the same time, economic weakness often forced municipalities to tighten their budgets because of a decline in available revenues. This helped contribute to the overall supply of municipal bonds, since a number of projects that might once have been funded on a pay-as-you-go basis now needed to be financed by issuing debt in public markets.

Portfolio Highlights

Delaware Investments Minnesota Municipal
Income Funds I, II and III

The pace of issuance of Minnesota municipal bonds has been growing, but less rapidly than the national average. One characteristic of the Minnesota municipal market is that many new issues come to market backed by an insurance guarantee. While insured bonds can add valuable stability to a portfolio, investing entirely in them does limit the amount of yield that portfolio managers can add to a mutual fund. Thus, part of our management approach during the year was to strike a balance between adding high-quality bond issues and lower-quality, higher-yielding securities as they became available. For any such higher-yielding bonds, we scrutinized them to make sure that we were comfortable with the amount of risk they offered relative to their potential reward.

For the fiscal year ended March 31, 2002, the Funds' benchmark index -- the Lehman Brothers Municipal Bond Index -- rose +3.81%. Municipal bond performance in the state was strong during the year, and the Funds' peer group, the 6-fund Lipper Minnesota Closed-End Municipal Debt Funds Average, returned +4.29%. Returns for all three funds surpassed both their benchmarks and peer group average. Minnesota Municipal Income Fund I returned +4.81% for the fiscal year ended March 31, 2002 (Shares at net asset value with all distributions reinvested), Minnesota Municipal Income Fund II returned +4.73% for the year (Shares at net asset value with all distributions reinvested), and Minnesota Municipal Income Fund III turned in a +4.43% return (Shares at net asset value with all distributions reinvested).

As always, we closely monitored each fund's duration, an indicator of a bond or bond fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates.

As we reported at mid-fiscal year, Minnesota Municipal Income Fund I has continued to have the lowest duration of the three Minnesota funds, as it holds some shorter maturity bonds. Throughout the course of the year, the three Funds' durations declined, indicating a decreased sensitivity to changes in interest rates. This reflected our belief that future interest rates were likely to begin rising in the face of a potentially improving economy. Generally, however, our outperformance in the Funds can be attributed in part to durations that, although declining with lower interest rates, were somewhat longer than the peer group average during much of the year.

All three funds also have continued to hold a significant portion of their assets in pre-refunded and escrowed-to-maturity bonds. As of March 31, 2002, pre-refunded and escrowed-to-maturity bonds accounted for 29.1% of net assets in Minnesota Municipal Income Fund I, 43.7% of net assets in Minnesota Municipal Income Fund II, and 38.6% of net assets in Minnesota Municipal Income Fund III.

Delaware Investments Arizona Municipal Income Fund

The Arizona economy in general has fared better than the rest of the country during the recent recession. As a result, Arizona municipal securities continue to offer a combination of attractive yields and high-quality credit ratings.

The Fund rewarded shareholders with solid performance for the fiscal year ended March 31, 2002. The Fund's return of +4.21% (Shares at net asset value with all distributions reinvested) compares favorably to the +3.85% return of the Lipper Other States Closed-End Municipal Debt Funds Average for the same one-year period.

After beginning the year with a more aggressive posture with regard to portfolio duration, we began to assume a more conservative approach during 2001, shortening the Fund's duration to be more consistent with that of our peers. Later in the fiscal year, we extended duration again to take advantage of market movements.

Duration measures a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more the bond or bond fund's price will change for a given increase or decrease in interest rates. As of March 31, 2002, the Fund's average effective duration was 8.9 years, up from 6.0 years at the start of the fiscal year. Because interest rates were generally declining during the year, extending duration relative to our peers generally contributed to price appreciation in the portfolio.

During the year, we sought to improve the call protection in the portfolio. Many municipal securities are "callable" 10 years from issuance, meaning that issuers can "call" a bond 10 years from the date it is first offered, paying back the principal to bond holders. To increase the Fund's potential going forward, we sold bonds that were nearing their call dates and invested the proceeds in bonds with more distant call dates. This strategy also helped to enhance the Fund's dividend yield during the year.

Delaware Investments Florida Insured Municipal
Income Fund

During the fiscal year ended March 31, 2002, the Fund returned +4.16% (Shares at net asset value with all distributions reinvested), outperforming the +3.62% gain of the Lipper Florida Closed-End Municipal Debt Funds Average and the +3.76% gain of the Lehman Brothers Insured Municipal Bond Index.

We usually maintain a shorter duration posture in our insured funds, because insured bonds are the most liquid bonds in the municipal universe. Extra liquidity can lead to increased price volatility, as it often does in the Treasury market. During the second half of our fiscal year, we were able to comfortably extend duration somewhat, as we had previously been somewhat shorter than the peer group average.

Both housing and hospital bonds continue to play significant roles in the Florida bond market and in your fund. As of March 31, 2002, 28.8% of the Fund's net assets were dedicated to hospital revenue bonds, and 17.8% were in housing revenue bonds. The Fund also continues to hold 19.0% of its net assets in pre-refunded and escrowed to maturity issues.

As of March 31, 2002, the Fund's average credit rating was AAA, the highest possible rating.

Delaware Investments Colorado Insured Municipal
Income Fund

The Fund posted healthy gains for the fiscal year ended
March 31, 2002, delivering a return of +3.15% (Shares at net asset value with all distributions reinvested). In comparison, the Lipper Other States Closed-End Municipal Debt Funds Average gained +3.85% for the same year.

The Fund continues to hold substantial positions in education bonds, particularly those that fund charter schools. Higher education bonds accounted for 25.9% of net assets at fiscal year end, and several other general obligation issues in the portfolio also help fund charter schools. We are optimistic about the performance of these issues going forward. Colorado is focusing on charter schools as a means to reduce overcrowding in the public school system. We believe that many of these holdings offer substantial upgrade potential. The key to such bonds, as in any market sector, is selectivity on an issue-by-issue basis.

Due to long-term growth trends driven by a increased population in the state, we continue to have a bright outlook for the transportation sector of the municipal bond market in Colorado. High quality bonds continue to be issued in Colorado to fund highway projects, and transportation revenue bond holdings accounted for 33.3% of net assets on March 31, 2002.

Although healthcare continues to factor into the investment portfolio, the weighting is down from earlier periods. Consolidation in the industry led us to upgrade, and as a result, trim our holdings. As we added new positions during the year, we also focused on higher-quality issues that we believed would perform better in a recessionary environment.

Finally, we pulled back on duration slightly as the fiscal year progressed, bringing the Fund more closely in line with its peers. As is the case in Arizona, the Colorado economy has been less severely impacted by the current recession than other parts of the country. As a result, we anticipate that the emerging economic recovery will bode well for a municipal bond market that has remained quite steady.

Outlook

Recent economic data suggest that the economy may continue to pick up strength. The stronger the economy gets, the more likely that the Federal Reserve will increase interest rates from their current near-historic lows. Such a situation would place negative pressure on the municipal bond market--especially with respect to short-term municipals, which move inversely with the expected direction of interest rates.

There are some positive signs for the municipal bond market as well. First, we see no signs of inflation on the horizon. Second, we believe that any economic recovery may be somewhat muted, which would suggest that long-term interest rates may remain low. This would be favorable for longer-maturity municipal investments. To prepare the portfolio for both the short and long term, therefore, we plan to continue managing most of the Funds using a barbell strategy--combining high-yielding, shorter-maturity municipal bonds with longer-maturity bonds that we believe may offer ongoing value for investors.

Dividend Reinvestment Plans

Each fund offers an automatic dividend reinvestment program. If fund shares are registered in your name and you are not already reinvesting dividends but would like to do so, contact the dividend plan agent, Mellon Investor Services, L.L.C., at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact your financial advisor or the broker/dealer holding the shares.

Under the current policies of Arizona Municipal Income Fund, Florida Insured Municipal Income Fund, Minnesota Municipal Income Fund I, and Minnesota Municipal Income Fund II, all distributions of net investment income and capital gains to common stock shareholders are automatically reinvested in additional shares unless shareholders elect to receive all dividends and other distributions in cash paid by check mailed directly to shareholders by the dividend plan agent. Under the current policies of Colorado Insured Municipal Income Fund and Minnesota Municipal Income Fund III, distributions of net investment income and capital gains to common shareholders will be paid in cash unless shareholders notify Mellon Investor Services, L.L.C. of their desire to participate in the dividend reinvestment program.

After each fund declares a dividend or determines to make a capital gains distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market on the American Stock Exchange. The funds will not issue any new shares in connection with the plan. You can contact Mellon at:

Mellon Investor Services, L.L.C.
Dividend Reinvestment Department
Overpeck Centre
85 Challenger Road
Ridgefield, NJ 07660
800 851-9677

Delaware Investments
  Minnesota Municipal Income Funds I, II, III

Fund Basics
As of March 31, 2002

Fund Objective:
The Funds seek to provide current income exempt from both regular federal income tax and Minnesota personal income tax, consistent with preservation of capital.

Total Fund Net Assets:
Fund I                    $38.00 million
Fund II                   $103.57 million
Fund III                  $24.31 million

Number of Holdings:
Fund I                    43
Fund II                   77
Fund III                  31

Fund Start Dates:
Fund I                    May 1, 1992
Fund II                   February 26, 1993
Fund III                  October 29, 1993

Your Fund Managers:
Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as a municipal bond Investment Officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.

Minnesota Municipal Income Funds I, II, III
Bond Quality and Portfolio Highlights

March 31, 2002                        Fund I         Fund II        Fund III
AAA                                    59.7%          56.6%           56.1%
AA                                      6.9%          16.0%            5.2%
A                                      19.2%          15.7%           21.8%
BBB                                     1.6%           3.0%            7.2%
BB                                      --             --              0.5%
Unrated                                12.6%           8.7%            9.2%
Average Credit Quality                   AA             AA              AA
Average Effective Duration*         5.7 years      5.4 years       6.6 years
Average Effective Maturity**        8.6 years      7.9 years      10.8 years
Current Yield at Market Price           5.8%           6.0%            6.0%
Amount of Leveraging (millions)        $20.0          $60.0           $15.0

 * Average Effective Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

** Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Approximately 16.1%, 17.2%, and 13.3% of the income generated by Minnesota Municipal Income Funds I, II, and III, respectively, for the year ended March 31, 2002 was subject to the federal alternative minimum tax.

Delaware Investments
  Arizona Municipal Income Fund

Fund Basics
As of March 31, 2002

Fund Objective:
The Fund seeks to provide current income exempt from both regular federal income tax and from Arizona personal income tax, consistent with preservation of capital.

Total Fund Net Assets:
$43.70 million

Number of Holdings:
36

Fund Start Date:
February 26, 1993

Your Fund Manager:
Andrew M. McCullagh joined Delaware Investments in 1997, after holding investment management positions at Kirchner, Moore & Co. He holds a bachelor's degree from Washington College and a graduate certificate in public finance from the University of Michigan.

Portfolio Characteristics
As of March 31, 2002

Current Yield at Market Price            5.7%
Average Effective Duration*         8.9 years
Average Effective Maturity**       15.9 years
Average Credit Quality                     AA

 * Average Effective Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

** Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Approximately 18.7% of the income generated by Arizona Municipal Income Fund for the year ended March 31, 2002 was subject to the federal alternative minimum tax.


Delaware Investments
  Florida Insured Municipal
  Income Fund

Fund Basics
As of March 31, 2002

Fund Objectives:
The Fund seeks to provide current income exempt from regular federal income tax consistent with preservation of capital. The Fund will also seek to maintain its portfolio so that the Fund's shares will be exempt from the Florida intangible personal property tax.

Total Fund Net Assets:
$36.70 million

Number of Holdings:
33

Fund Start Date:
February 26, 1993

Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne


Portfolio Characteristics
As of March 31, 2002

Current Yield at Market Price            6.0%
Average Effective Duration*         6.1 years
Average Effective Maturity**        9.0 years
Average Credit Quality                    AAA

 * Average Effective Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

** Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Approximately 16.2% of the income generated by Florida Insured Municipal Income Fund for the year ended March 31, 2002 was subject to the federal alternative minimum tax.

Delaware Investments
  Colorado Insured Municipal Income Fund

Fund Basics
As of March 31, 2002

Fund Objective:
The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state personal income tax, consistent with preservation of capital.

Total Fund Net Assets:
$71.51 million

Number of Holdings:
44

Fund Start Date:
July 29, 1993

Your Fund Manager:
Andrew M. McCullagh

Portfolio Characteristics
As of March 31, 2002

Current Yield at Market Price            5.5%
Average Effective Duration*         9.1 years
Average Effective Maturity**       15.3 years
Average Credit Quality                    AAA

 * Average Effective Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

** Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

None of the income generated by Colorado Insured Municipal Income Fund for the year ended March 31, 2002 was subject to the federal alternative minimum tax.

Important Fund Information

Change in Investment Policies for Florida Insured Municipal Income Fund and Colorado Insured Municipal Income Fund.

Effective July 31, 2002, the investment policies for Florida Insured Municipal Income Fund and Colorado Insured Municipal Income Fund will be amended to require that each fund will, under normal circumstances, invest at least 80% of its net assets in insured securities. This investment policy may only be changed by a fund's Board if the fund's shareholders are provided with at least 60 days advance notice of such change in accordance with the requirements of Rule 35d-1 under the Investment Company Act of 1940.

Statements          Delaware Investments Minnesota Municipal Income Fund I, Inc.
  of Net Assets     March 31, 2002


                                                         Principal      Market
                                                            Amount       Value

Municipal Bonds - 149.81%

Airport Revenue Bonds - 4.51%
  Minneapolis/St. Paul Metropolitan
    Airports Commission Revenue
    Series C 5.25% 1/1/32                                $1,750,000  $1,715,000
                                                                     ----------
                                                                      1,715,000
                                                                     ----------
Continuing Care/Retirement Revenue
  Bonds - 9.46%
  Minnetonka Housing Facilities Revenue
    (Beacon Hill Project, Presbyterian
    Homes & Services) 7.70% 6/1/25                        2,725,000   2,746,691
  St. Paul Housing & Redevelopment
    Authority (Franciscan Health Project)
    5.40% 11/20/42 (GNMA)                                   880,000     849,376
                                                                     ----------
                                                                      3,596,067
                                                                     ----------
General Obligation Bonds - 9.44%
  Centennial Independent School
    District #012 Series A
    5.00% 2/1/20 (FSA)                                      400,000     391,428
  Hennepin County Series B
    5.00% 12/1/18                                         1,300,000   1,287,585
  Minneapolis Refunding (Laurel Village)
    6.00% 3/1/16                                          1,600,000   1,619,120
  St. Michael Independent School
    District #885 5.00% 2/1/24                              300,000     290,034
                                                                     ----------
                                                                      3,588,167
                                                                     ----------
Higher Education Revenue Bonds - 11.01%
  Minnesota Higher Education Facility
    (St. Thomas University)
    Series 3-C 6.25% 9/1/16                               1,000,000   1,000,840
  Minnesota State University Board
    (State University System) Series A
    6.05% 6/30/18                                           250,000     250,310
  Northfield College Facility
    (St. Olaf College)
    6.30% 10/1/12                                         1,075,000   1,118,194
    6.40% 10/1/21                                         1,750,000   1,812,982
                                                                     ----------
                                                                      4,182,326
                                                                     ----------
Hospital Revenue Bonds - 24.03%
  Duluth Economic Development Authority
    Benedictine (St. Mary's Hospital)
    6.00% 2/15/20 (Connie Lee)                            1,000,000   1,040,430
  Duluth Economic Development Authority
    Hospital Facilities Revenue
    (St. Luke's Hospital) Series B
    6.40% 5/1/18 (Connie Lee)                             1,000,000   1,023,430
  Minneapolis Health Care Facility
    Revenue (Fairview Hospital)
    Series A 5.25% 11/15/19 (MBIA)                        1,500,000   1,482,075
  Minneapolis Hospital System
    (Fairview Hospital) Series 1991-A
    6.50% 1/1/11 (MBIA)                                   2,050,000   2,098,565

                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds (continued)

Hospital Revenue Bonds (continued)
  Minnesota Agricultural & Economic
    Development Health Care System
    (Fairview Hospital) Series A
    6.375% 11/15/29                                      $2,500,000  $2,575,900
  St. Paul Housing & Redevelopment
    Authority Health Care Facilities
    (Regions Hospital Project)
    5.30% 5/15/28                                         1,000,000     911,820
                                                                     ----------
                                                                      9,132,220
                                                                     ----------
Housing Revenue Bonds - 23.71%
  Brooklyn Multifamily Housing
    (Four Courts Apartments)
    7.50% 6/1/25 (AMT)                                    1,800,000   1,786,050
  Dakota County Housing &
    Redevelopment Authority Single
    Family Mortgage Revenue
    5.85% 10/1/30 (AMT)(FNMA)(GNMA)                         256,000     257,231
  Minnesota Housing Finance Agency--
    Single Family Mortgage Revenue
    Series J 5.90% 7/1/28 (AMT)                           1,300,000   1,318,421
  Southeastern Minnesota Housing &
    Redevelopment Authority Winona
    County 5.35% 1/1/28                                     300,000     292,806
  St. Anthony Multifamily Housing
    Development (Autumn Woods Project)
    6.875% 7/1/22 (Asset Gty)                             2,265,000   2,316,687
  St. Paul Housing & Redevelopment
    Authority Multifamily Housing
    (Pointe of St. Paul Project)
    6.60% 10/1/12 (FNMA)                                  2,950,000   3,037,409
                                                                     ----------
                                                                      9,008,604
                                                                     ----------
Pollution Control Revenue Bonds - 5.57%
  Bass Brook Pollution Control Revenue
    (Minnesota Power & Light Company)
    6.00% 7/1/22                                          2,100,000   2,114,931
                                                                     ----------
                                                                      2,114,931
                                                                     ----------
Power Authority Revenue Bonds - 23.56%
  Chaska Electric Revenue
    6.00% 10/1/25                                         1,000,000   1,025,760
  Northern Minnesota Municipal Power
    Agency Electric System
    Series A 5.00% 1/1/21                                 2,120,000   2,031,448
  Northern Minnesota Municipal Power
    Agency Electric System Series B
    5.50% 1/1/18 (AMBAC)                                  1,250,000   1,263,725
  Puerto Rico Electric Power Authority
    Series EE 4.75% 7/1/24                                1,100,000     998,019
  Rochester Electric
    5.25% 12/1/30 (AMBAC)                                   150,000     148,562

                    Delaware Investments Minnesota Municipal Income Fund I, Inc. Statements
  of Net Assets (continued)

                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds (continued)

Power Authority Revenue Bonds (continued)
  Southern Minnesota Municipal
    Power Agency
    5.00% 1/1/16 (FGIC)                                  $  580,000   $ 579,095
    5.50% 1/1/15 (AMBAC)                                    610,000     627,708
  Western Minnesota Municipal Power
    Agency Series A 5.50% 1/1/15 (MBIA)                   2,275,000   2,278,731
                                                                     ----------
                                                                      8,953,048
                                                                     ----------
*Pre-Refunded/Escrowed to Maturity
  Bonds - 29.14%
  Dakota & Washington Counties
    Housing & Redevelopment Authority
    Single Family Mortgage Revenue
    8.375% 9/1/21 (AMT) (GNMA) (MBIA)
    (Escrowed to Maturity)                                2,555,000   3,492,914
  Duluth Economic Development
    Authority Health Care Facilities
    (Duluth Clinic)
    6.30% 11/1/22-02 (AMBAC)                              1,270,000   1,328,318
    6.30% 11/1/22-04 (AMBAC)                                730,000     788,758
  Minneapolis St. Paul Housing &
    Redevelopment Authority Health
    Care (Health One) 6.75% 8/15/14-02
    (MBIA)                                                  400,000     405,972
  Puerto Rico Commonwealth
    6.00% 7/1/26-07                                       2,000,000   2,243,099
  Southern Minnesota Municipal
    Power Agency
    5.50% 1/1/15 (AMBAC)
    (Escrowed to Maturity)                                  390,000     407,250
    5.75% 1/1/11 (FGIC)
    (Escrowed to Maturity)                                1,000,000   1,046,110
  St. Francis Independent School
    District #15 6.30% 2/1/11-06 (FSA)                    1,250,000   1,358,088
                                                                     ----------
                                                                     11,070,509
                                                                     ----------
Water & Sewer Revenue Bonds - 9.38%
  Anoka County Solid Waste Disposal
    National Rural Co-Op Utility
    6.95% 12/1/08 (AMT)                                     895,000     910,510
**Minnesota Public Facilities Authority
    Water Pollution Control Revenue,
    Inverse Floater ROLS
    5.75% 3/1/16                                          1,000,000     933,130
    5.88% 3/1/17                                          1,855,000   1,718,380
                                                                     ----------
                                                                      3,562,020
                                                                     ----------
Total Municipal Bonds (cost $54,651,528)                             56,922,892
                                                                     ----------

Total Market Value of Securities - 149.81%
  (cost $54,651,528)                                                $56,922,892
Receivables and Other Assets
  Net of Liabilities - 2.82%                                          1,072,882
Liquidation Value of Preferred Stock - (52.63%)                     (20,000,000)
                                                                    -----------
Net Assets Applicable to 2,594,700 Common
  Shares ($0.01 Par Value) Outstanding - 100.00%                    $37,995,774
                                                                    ===========
Net Asset Value Per Common Share
  ($37,995,774 / 2,594,700 Shares)                                       $14.64
                                                                         ------

Components of Net Assets at March 31, 2002:
Common stock, $0.01 par value, 200 million
  shares authorized to the Fund                                     $35,426,740
Undistributed net investment income                                     414,864
Accumulated net realized loss on investments                           (117,194)
Net unrealized appreciation of investments                            2,271,364
                                                                    -----------
Total net assets                                                    $37,995,774
                                                                    ===========

 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

** An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of March 31, 2002.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Asset Gty - Insured by the Asset Guaranty Insurance Company
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

See accompanying notes

                   Delaware Investments Minnesota Municipal Income Fund II, Inc. March 31, 2002

Statements
  of Net Assets (continued)

                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds - 155.84%

Airport Revenue Bonds - 4.96%
  Minneapolis/St. Paul Metropolitan
    Airports Commission Revenue
    Series B 5.25% 1/1/24 (FGIC)                         $1,000,000  $  966,570
  Minneapolis/St. Paul Metropolitan
    Airports Commission Revenue
    Series C 5.25% 1/1/32                                 4,250,000   4,165,000
                                                                     ----------
                                                                      5,131,570
                                                                     ----------
Continuing Care/Retirement Revenue Bonds - 3.70%
  Bloomington Health Care Facilities
    (Masonic Home Care Center)
    5.875% 7/1/22 (AMBAC)                                 1,200,000   1,212,744
  Minneapolis Health Care Facility
    Revenue (Jones-Harrison Residence
    Project) 6.00% 10/1/27                                2,000,000   1,694,940
  Moorhead Economic Development
    Authority Multifamily Revenue
    (Eventide Lutheran Home) Series B
    6.00% 6/1/18                                          1,000,000     919,830
                                                                     ----------
                                                                      3,827,514
                                                                     ----------
General Obligation Bonds - 9.36%
  Becker Refunding Tax Increment Series D
    6.25% 8/1/15 (AMT)(MBIA)                              3,700,000   3,774,110
  Centennial Independent School
    District #012 Series A
    5.00% 2/1/20 (FSA)                                      400,000     391,428
  Hennepin County Series B
    5.00% 12/1/18                                         1,000,000     990,450
**Minnesota State, Inverse Floaters ROLS
    6.65% 11/1/17                                           570,000     569,949
  Puerto Rico Commonwealth Refunding
    Public Improvements
    5.125% 7/1/30 (FSA)                                   1,000,000     979,450
  Rosemount Independent School
    District #196 Series A 5.70% 4/1/12                   1,270,000   1,354,163
  St. Michael Independent School
    District #885 5.00% 2/1/24                              825,000     797,594
  St. Paul Tax Increment (Block 39 Project)
    Series A 4.75% 2/1/25                                   900,000     835,380
                                                                     ----------
                                                                      9,692,524
                                                                     ----------
Higher Education Revenue Bonds - 13.02%
  Minnesota Higher Education Facility
    (St. Thomas University)
    Series 3-R1 5.60% 10/1/15                             1,050,000   1,068,186
    Series 3-R2 5.60% 9/1/14                                175,000     178,178
    Series 4-A1 5.625% 10/1/21                            1,000,000   1,009,890
  Minnesota State University Board
    (State University System)
    Series 1993-A 6.10% 6/30/23                           1,150,000   1,151,127

                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds (continued)

Higher Education Revenue Bonds (continued)
  Minnesota State University Board
    (State University System)
    Series 1993-C
    5.60% 6/30/16 (MBIA)                                 $3,115,000 $ 3,183,343
    5.60% 6/30/19 (MBIA)                                  3,720,000   3,744,031
  University of Minnesota
    Series A 5.50% 7/1/21                                 3,000,000   3,147,720
                                                                     ----------
                                                                     13,482,475
                                                                     ----------
Hospital Revenue Bonds - 21.85%
  Brainerd Health Care (Evangelical
    Lutheran Health Care Facilities)
    Series A 6.65% 3/1/17 (FSA)                           1,195,000   1,222,198
  Duluth Economic Development Authority
    Benedictine (St. Mary's Hospital)
    6.00% 2/15/20 (Connie Lee)                            6,000,000   6,242,581
  Minneapolis/St. Paul Housing &
    Redevelopment Authority
    (Children's Health Care Series)
    5.50% 8/15/25 (FSA)                                   1,400,000   1,401,512
  Minnesota Agricultural & Economic
    Development Health Care System
    (Fairview Hospital) Series 97A
    5.75% 11/15/26 (MBIA)                                 5,550,000   5,654,118
  Minnesota Agricultural & Economic
    Development Health Care System
    (Fairview Hospital) Series A
    6.375% 11/15/29                                       2,800,000   2,885,008
  Rochester Health Care Facilities Revenue
    (Mayo Foundation)
    Series B 5.50% 11/15/27                               3,365,000   3,383,608
  St. Paul Housing & Redevelopment
    Authority Health Care Facilities
    (Regions Hospital Project)
    5.30% 5/15/28                                           400,000     364,728
  Waconia Health Care Facilities
    6.10% 1/1/19                                          1,405,000   1,474,421
                                                                     ----------
                                                                     22,628,174
                                                                     ----------
Housing Revenue Bonds - 25.91%
  Chanhassen Multifamily Housing
    (Heritage Park Project)
    6.20% 7/1/30 (AMT)(FHA)                               1,105,000   1,124,360
  Dakota County Housing &
    Redevelopment Authority Multifamily
    Mortgage (Imperial Ridge Project)
    Series 1993-A 6.10% 12/15/28
    (GNMA)                                                1,825,000   1,839,582
  Harmony Multifamily Housing Section 8
    (Zedakah Foundation Project)
    Series A 5.95% 9/1/20                                 1,000,000     995,520
  Minnesota Housing Finance Agency -
    Single Family Mortgage Revenue
    Series J 5.90% 7/1/28 (AMT)                           1,100,000   1,115,587

                   Delaware Investments Minnesota Municipal Income Fund II, Inc.

Statements
  of Net Assets (continued)

                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds (continued)

Housing Revenue Bonds (continued)
  Minnesota Housing Finance Agency
    Multifamily Rental Housing Series D
    5.90% 2/1/14                                         $1,115,000 $ 1,146,755
    6.00% 8/1/22                                          2,295,000   2,353,775
  Minnesota Housing Finance Agency
    Single Family Housing Rental
    5.95% 2/1/18 (MBIA)                                   1,180,000   1,201,146
  Minnesota Housing Finance Agency
    Single Family Housing Series 1992-B
    6.15% 1/1/26 (AMT)                                    3,145,000   3,190,854
  Minnesota Housing Finance Agency
    Single Family Housing Series 1992-C2
    6.15% 7/1/23 (AMT)                                    3,185,000   3,233,347
  Minnesota Housing Finance Agency
    Single Family Housing Series 1994-F
    6.30% 7/1/25                                          1,300,000   1,338,870
  Minnesota Housing Finance Agency
    Single Family Housing Series 1994-J
    6.95% 7/1/26 (AMT)                                    1,990,000   2,043,790
  Minnetonka Housing Facilities
    (Beacon Hill Project)
    7.25% 6/1/09                                          1,225,000   1,226,384
    7.50% 6/1/14                                            760,000     769,614
    7.55% 6/1/19                                          2,365,000   2,396,573
  Southeastern Minnesota Housing &
    Redevelopment Authority Winona
    County 5.35% 1/1/28                                     870,000     849,137
  St. Paul Housing & Redevelopment
    Authority Single Family Mortgage
    6.40% 3/1/21 (FNMA)                                     515,000     536,965
  Stillwater Multifamily Mortgage
    (Stillwater Cottages)
    7.25% 11/1/27 (AMT)                                   1,540,000   1,472,764
                                                                     ----------
                                                                     26,835,023
                                                                     ----------
Industrial Development Revenue Bonds - 1.41%
  Burnsville Commonwealth Development
    (Holiday Inn Project) 5.90% 4/1/08                    1,430,000   1,456,941
                                                                     ----------
                                                                      1,456,941
                                                                     ----------
Other Revenue Bonds - 1.42%
  Minneapolis Community Development
    Agency (Supported Development)
    Series 5 5.70% 12/1/27                                  375,000     368,565
  Minneapolis Community Development
    Agency Series G-1 5.70% 12/1/19                       1,100,000   1,106,061
                                                                     ----------
                                                                      1,474,626
                                                                     ----------
Pollution Control Revenue Bonds - 11.64%
  Bass Brook Pollution Control Revenue
    (Minnesota Power & Light Company)
    6.00% 7/1/22                                          7,560,000   7,613,752
  Cloquet Pollution Control
    (Potlatch Corporation Project)
    5.90% 10/1/26                                         5,000,000   4,445,000
                                                                     ----------
                                                                     12,058,752
                                                                     ----------

                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds (continued)

Power Authority Revenue Bonds - 9.08%
  Northern Minnesota Municipal Power
    Agency Electric System Series A
    5.00% 1/1/21                                         $1,000,000    $958,230
  Northern Minnesota Municipal Power
    Agency Electric System Series B
    5.50% 1/1/18 (AMBAC)                                  5,955,000   6,020,385
  Puerto Rico Electric Power Authority
    5.25% 7/1/21                                          2,000,000   1,981,900
  Rochester Electric 5.25% 12/1/30
    (AMBAC)                                                 450,000     445,685
                                                                     ----------
                                                                      9,406,200
                                                                     ----------
*Pre-Refunded/Escrowed to Maturity
  Bonds - 43.69%
  Buffalo Independent School District
    6.15% 2/1/22-03 (FSA)                                 4,030,000   4,157,953
  Dakota & Washington Counties
    Housing & Redevelopment Authority
    Single Family Mortgage Revenue
    8.375% 9/1/21 (AMT) (GNMA) (MBIA)
    (Escrowed to Maturity)                                5,500,000   7,518,994
  Detroit Lakes Benedictine Health
    (St. Mary's Hospital)
    6.00% 2/15/19-03 (Connie Lee)                         1,250,000   1,315,913
  Duluth Economic Development Authority
    Health Care Facilities (Duluth Clinic)
    6.20% 11/1/12-02 (AMBAC)                                720,000     752,638
    6.20% 11/1/12-04 (AMBAC)                                280,000     301,846
    6.30% 11/1/22-02 (AMBAC)                              3,890,000   4,068,629
    6.30% 11/1/22-04 (AMBAC)                                960,000   1,037,270
  Esko Independent School District
    5.65% 4/1/12-05 (FSA)                                   550,000     582,274
  Hawley Independent School District
    5.75% 2/1/17-06 (FSA)                                 1,000,000   1,067,010
  Metropolitan Council Sports Facility
    Commission (Hubert H. Humphrey
    Metrodome Sports Facility)
    6.00% 10/1/09
    (Escrowed to Maturity)                                2,360,000   2,456,217
  Minneapolis/St. Paul Housing &
    Redevelopment Authority
    (Health One) 7.40% 8/15/11-02
    (MBIA)                                                2,105,000   2,142,680
  Minnesota Public Facilities Authority
    Water Pollution Control
    6.25% 3/1/16-05                                       1,000,000   1,077,960
  Red Wing Independent School District
    #256 Series 1993-A
    5.70% 2/1/12-03                                       2,925,000   3,004,472
    5.70% 2/1/13-03                                       1,625,000   1,669,151
  Southern Minnesota Municipal Power
    Agency 5.75% 1/1/18 (MBIA)
    (Escrowed to Maturity)                                3,715,000   3,886,299

                   Delaware Investments Minnesota Municipal Income Fund II, Inc. Statements
  of Net Assets (continued)


                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds (continued)

*Pre-Refunded/Escrowed to Maturity
  Bonds (continued)
  St. Paul Housing & Redevelopment
    Authority Sales Tax (Civic Center)
    5.55% 11/1/23
    (Escrowed to Maturity)                               $2,300,000  $2,361,341
    5.55% 11/1/23 (MBIA)
    (Escrowed to Maturity)                                4,200,000   4,312,013
  Stewartville Independent School
    District #534 5.75% 2/1/17-05                         1,705,000   1,771,052
  Western Municipal Power Agency
    6.625% 1/1/16
    (Escrowed to Maturity)                                1,535,000   1,768,888
                                                                     ----------
                                                                     45,252,600
                                                                     ----------
Transportation Revenue Bonds - 5.82%
  Puerto Rico Commonwealth Highway
    & Transportation Authority
    (Highway Improvements) Series Y
    5.50% 7/1/26                                          6,000,000   6,032,520
                                                                     ----------
                                                                      6,032,520
                                                                     ----------
Water & Sewer Revenue Bonds - 3.98%
**Minnesota Public Facilities Authority
    Water Pollution Control Revenue,
    Inverse Floater ROLS
    5.88% 3/1/17                                          1,145,000   1,060,671
    5.97% 3/1/18                                          1,360,000   1,253,498
    5.97% 3/1/19                                          2,000,000   1,811,860
                                                                     ----------
                                                                      4,126,029
                                                                     ----------
Total Municipal Bonds (cost $157,187,141)                           161,404,948
                                                                     ----------

Total Market Value of Securities - 155.84%
  (cost $157,187,141)                                               161,404,948
Receivables and Other Assets
  Net of Liabilities - 2.09%                                          2,167,785
Liquidation Value of Preferred Stock - (57.93%)                     (60,000,000)
                                                                   ------------
Net Assets Applicable to 7,252,200
  Common Shares ($0.01 Par Value)
  Outstanding - 100.00%                                            $103,572,733
                                                                   ============
Net Asset Value Per Common Share
  ($103,572,733 / 7,252,200 Shares)                                      $14.28
                                                                         ------

Components of Net Assets at March 31, 2002:
Common stock, $0.01 par value, 200 million
  shares authorized to the Fund                                    $ 99,710,002
Undistributed net investment income                                   2,566,334
Accumulated net realized loss
  on investments                                                    (2,921,410)
Net unrealized appreciation of investments                            4,217,807
                                                                   ------------
Total net assets                                                   $103,572,733
                                                                   ============

 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

** An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of March 31, 2002.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

See accompanying notes

                  Delaware Investments Minnesota Municipal Income Fund III, Inc. March 31, 2002
Statements
  of Net Assets (continued)

                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds - 159.35%

Airport Revenue Bonds - 3.60%
  Minneapolis/St. Paul Metropolitan
    Airports Commission Revenue
    Series A 5.125% 1/1/25 (FGIC)                         $ 900,000  $  875,187
                                                                     ----------
                                                                        875,187
                                                                     ----------
Continuing Care/Retirement Revenue
  Bonds - 11.58%
  Minnesota Agriculture & Economic
    Development Board Revenue
    (Benedictine Health Systems)
    5.75% 2/1/29                                          1,300,000   1,059,565
  St. Paul Housing & Redevelopment
    Authority (Franciscan Health Project)
    5.40% 11/20/42 (GNMA)                                 1,820,000   1,756,664
                                                                     ----------
                                                                      2,816,229
                                                                     ----------
General Obligation Bonds - 6.05%
  Hennepin County Regional Railroad
    Authority Revenue 5.00% 12/1/26                         750,000     719,670
  Minneapolis Sports Arena Project
    5.125% 10/1/20                                          750,000     750,383
                                                                     ----------
                                                                      1,470,053
                                                                     ----------
Higher Education Revenue Bonds - 10.25%
  Minnesota Higher Education Facility
    Authority (St. Thomas University)
    Series 4A-1 5.625% 10/1/21                            1,010,000   1,019,989
  Minnesota State Higher Education
    Facilities Authority (St. Mary's College)
    Series 3-Q 6.15% 10/1/23                              1,000,000   1,006,650
  Minnesota State Higher Educational
    Facilities Authority
    (College of St. Benedict)
    Series 3-W 6.375% 3/1/20                                345,000     349,702
  Minnesota State Higher Educational
    Facilities Authority
    (Gustavus Adolphus College)
    Series 4-X 4.80% 10/1/21                                125,000     114,709
                                                                     ----------
                                                                      2,491,050
                                                                     ----------
Hospital Revenue Bonds - 23.88%
  Minnesota Agricultural & Economic
    Development Health Care System
    (Fairview Hospital) Series A
    6.375% 11/15/29                                       2,000,000   2,060,720
  Princeton Hospital Systems
    (Fairview Hospital) Series C
    6.25% 1/1/21 (MBIA)                                   1,955,000   1,998,479
  Rochester Health Care Facilities
    Revenue (Mayo Foundation)
    Series B 5.50% 11/15/27                               1,000,000   1,005,530
  St. Paul Housing & Redevelopment
    Authority (Health East) 5.85% 11/1/17                   250,000     192,075

                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds (continued)

Hospital Revenue Bonds (continued)
  St. Paul Housing & Redevelopment
    Authority Health Care Facilities
    (Regions Hospital Project)
    5.30% 5/15/28                                         $ 600,000  $  547,092
                                                                     ----------
                                                                      5,803,896
                                                                     ----------
Housing Revenue Bonds - 24.55%
  Brooklyn Multifamily Housing
    (Four Courts Apartments)
    7.50% 6/1/25 (AMT)                                    1,000,000     992,250
  Burnsville Multifamily Mortgage
    Series A 7.10% 1/1/30 (FSA)                           2,000,000   2,113,220
  Minneapolis Minnesota Multifamily
    Housing (Gaar Scott Loft Project)
    5.95% 5/1/30                                          1,000,000   1,000,000
  Minneapolis Multifamily Revenue
    (Olson Townhomes)
    6.00% 12/1/19 (AMT)                                   1,875,000   1,860,694
                                                                     ----------
                                                                      5,966,164
                                                                     ----------
Other Revenue Bonds - 3.67%
  Minneapolis Community Development
    Agency 6.75% 12/1/25                                    865,000     891,417
                                                                     ----------
                                                                        891,417
                                                                     ----------
Pollution Control Revenue Bonds - 19.14%
  Bass Brook Pollution Control Revenue
    (Minnesota Power & Light Company)
    6.00% 7/1/22                                          1,505,000   1,515,701
  Cloquet Pollution Control
    (Potlatch Corporation Project)
    5.90% 10/1/26                                         1,000,000     889,000
  Minnesota Public Facilities Authority
    Water Pollution Control Revenue
    Series B 5.40% 3/1/15                                 2,200,000   2,248,598
                                                                     ----------
                                                                      4,653,299
                                                                     ----------
Power Authority Revenue Bonds - 7.64%
  Southern Minnesota Municipal Power
    Agency 5.75% 1/1/18 (FGIC)                            1,800,000   1,856,934
                                                                     ----------
                                                                      1,856,934
                                                                     ----------
*Pre-Refunded/Escrowed to Maturity
  Bonds - 38.63%
  Duluth Economic Development
    Authority Health Care Facilities
    (Duluth Clinic)
    6.20% 11/1/12-02 (AMBAC)                              1,080,000   1,128,956
    6.20% 11/1/12-04 (AMBAC)                                420,000     452,768
  Esko Independent School
    District #99 5.75% 4/1/17-05 (FSA)                    2,145,000   2,276,939
  Minnesota State Higher Education
    Facilities Authority (Saint Benedict)
    Series 3-W 6.375% 3/1/20-04                             930,000     987,093

                  Delaware Investments Minnesota Municipal Income Fund III, Inc. Statements
  of Net Assets (continued)

                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds (continued)

*Pre-Refunded/Escrowed to Maturity
  Bonds (continued)
  Moorhead Minnesota Public Utilities
    Series A 6.25% 11/1/12-02 (MBIA)                     $1,500,000 $ 1,536,690
  University of Minnesota Hospital
    6.75% 12/1/16 (Escrowed to Maturity)                  2,580,000   3,007,634
                                                                    -----------
                                                                      9,390,080
                                                                    -----------
Transportation Revenue Bonds - 4.14%
  Puerto Rico Commonwealth Highway &
    Transportation Authority
    (Highway Improvements)
    Series Y 5.50% 7/1/26                                 1,000,000   1,005,420
                                                                    -----------
                                                                      1,005,420
                                                                    -----------
Water & Sewer Revenue Bonds - 6.22%
**Minnesota Public Facilities Authority
    Water Pollution Control Revenue,
    Inverse Floater ROLS 5.97% 3/1/18                     1,640,000   1,511,572
                                                                    -----------
                                                                      1,511,572
                                                                    -----------
Total Municipal Bonds (cost $37,341,979)                             38,731,301
                                                                    -----------

Total Market Value of Securities - 159.35%
  (cost $37,341,979)                                                 38,731,301
Receivables and Other Assets
  Net of Liabilities - 2.36%                                            574,743
Liquidation Value of Preferred Stock - (61.71%)                     (15,000,000)
                                                                    -----------
Net Assets Applicable to 1,837,200 Common
  Shares ($0.01 Par Value) Outstanding - 100.00%                    $24,306,044
                                                                    ===========
Net Asset Value Per Common Share
  ($24,306,044 / 1,837,200 Shares)                                       $13.23
                                                                         ------

Components of Net Assets at March 31, 2002:
Common stock, $0.01 par value, 200 million shares
  authorized to the Fund                                            $25,246,730
Undistributed net investment income                                     328,389
Accumulated net realized loss on investments                         (2,658,397)
Net unrealized appreciation of investments                            1,389,322
                                                                    -----------
Total net assets                                                    $24,306,044
                                                                    ===========

 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

** An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of March 31, 2002.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

See accompanying notes

                        Delaware Investments Arizona Municipal Income Fund, Inc. March 31, 2002
Statements
  of Net Assets (continued)

                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds - 156.08%

Escrowed to Maturity Bonds - 10.55%
  Puerto Rico Commonwealth
    Infrastructure Financing Authority
    Special Series A 5.50% 10/1/40
    (Escrowed to Maturity)                               $4,500,000  $4,608,720
                                                                     ----------
                                                                      4,608,720
                                                                     ----------
General Obligation Bonds - 3.72%
  Eagle Mountain Community Facility
    District A2 6.40% 7/1/17                              1,500,000   1,624,890
                                                                     ----------
                                                                      1,624,890
                                                                     ----------
Higher Education Revenue Bonds - 2.35%
  University of Arizona 6.25% 6/1/11                      1,000,000   1,027,700
                                                                     ----------
                                                                      1,027,700
                                                                     ----------
Hospital Revenue Bonds - 18.40%
  Maricopa County Health Facilities
    (Catholic Health Care West)
    Series A 6.00% 7/1/21 (MBIA)                          1,100,000   1,127,753
  Maricopa Industrial Development
    Authority (Mayo Clinic Hospital)
    5.25% 11/15/37 (MBIA)                                 2,000,000   1,935,740
  Mohave County Industrial Development
    Authority (Chris/Silver Ridge)
    6.375% 11/1/31 (GNMA)                                   750,000     786,045
  Show Low Industrial Development
    Authority Hospital Revenue
    (Navapache Regional Medical Center)
    Series A 5.50% 12/1/17 (ACA)                          2,600,000   2,563,548
  University of Arizona Medical Center
    6.25% 7/1/16 (MBIA)                                     700,000     719,635
  Yuma Industrial Development Authority
    (Yuma Regional Medical Center)
    5.00% 8/1/31 (FSA)                                      950,000     908,428
                                                                     ----------
                                                                      8,041,149
                                                                     ----------
Housing Revenue Bonds - 32.85%
  Maricopa County Industrial Development
    Authority Multifamily
    (Avalon Apartments Project)
    Series A 6.35% 4/1/30 (Asset Gty)                     1,610,000   1,680,357
  Maricopa County Industrial Development
    Authority Multifamily Family Housing
    Revenue (Pines at Camelback
    Apartments Project) Series A
    5.45% 5/1/28 (Asset Gty)                              1,250,000   1,245,613
  Peoria Casa Del Rio Multifamily
    Housing 7.30% 2/20/28 (GNMA)                          1,230,000   1,310,983
  Phoenix Individual Development
    Authority Single Family Mortgage
    5.30% 4/1/20
    (FHLMC)(FNMA)(GNMA)                                   2,440,000   2,392,859
  Phoenix Industrial Development
    Authority (Chris Ridge)
    6.80% 11/1/25 (FHA)                                     500,000     508,600

                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds (continued)

Housing Revenue Bonds (continued)
  Phoenix Industrial Development
    Authority Single Family Mortgage
    5.35% 6/1/20
    (FHLMC)(FNMA)(GNMA)                                  $3,160,000 $ 3,095,030
  Pima County Industrial Development
    Authority (Single Family Mortgage
    Revenue) Series A 6.25% 11/1/30
    (FHLMC)(FNMA)(GNMA)                                     780,000     794,227
  Pima County Industrial Development
    Authority Single Family Mortgage
    Revenue 6.125% 11/1/33
    (AMT)(FHLMC)(FNMA)(GNMA)                              1,745,000   1,813,247
  Yavapai County Industrial Development
    Authority Residential Care Facilities
    (Margaret T. Morris Center)
    Series A 5.40% 2/20/38 (GNMA)                         1,575,000   1,513,481
                                                                     ----------
                                                                     14,354,397
                                                                     ----------
Leases/Certificates of Participation - 11.11%
  Oro Valley Municipal Property
    Corporation Excise Tax Revenue
    5.00% 7/1/20 (FGIC)                                   1,450,000   1,426,191
  Scottsdale Municipal Property
    Corporation Lease
    6.25% 11/1/14 (FGIC)                                  1,300,000   1,325,116
  Tucson Certificates of Participation
    5.60% 7/1/11                                          1,100,000   1,133,935
  Yuma Municipal Property
    5.00% 7/1/25 (AMBAC)                                  1,000,000     970,750
                                                                     ----------
                                                                      4,855,992
                                                                     ----------
Other Revenue Bonds - 24.45%
  Arizona School Facilities Board
    Revenue 5.00% 7/1/19                                  2,000,000   1,978,200
  Arizona Student Loan Acquisition
    Authority Revenue 5.90% 5/1/24                        1,500,000   1,525,170
  Maricopa County Stadium District
    5.50% 7/1/13 (MBIA)                                   2,650,000   2,703,928
  Phoenix Civic Improvement Corporation
    Excise Tax Revenue 5.25% 7/1/24                       1,250,000   1,252,800
  Pima County Industrial Development
    Authority (Arizona Charter Schools
    Project) Series A 6.75% 7/1/31                        3,250,000   3,226,990
                                                                     ----------
                                                                     10,687,088
                                                                     ----------
Power Authority Revenue Bonds - 0.44%
  Salt River Project Electric System
    Revenue Series D 6.25% 1/1/27                           190,000     193,969
                                                                     ----------
                                                                        193,969
                                                                     ----------
Territorial Revenue Bonds - 2.97%
  Virgin Islands, Public Finance
    Authority Revenue Series A
    6.125% 10/1/29 (ACA)                                  1,250,000   1,298,338
                                                                     ----------
                                                                      1,298,338
                                                                     ----------

                        Delaware Investments Arizona Municipal Income Fund, Inc. Statements
  of Net Assets (continued)


                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds (continued)

Transportation Revenue Bonds - 36.49%
  Arizona State Transportation Board
    Highway 5.75% 7/1/18                                 $2,350,000  $2,561,124
  Phoenix Civic Improvement Airport
    Revenue Senior Lien Series A
    5.00% 7/1/25 (FSA)                                    1,000,000     972,460
  Puerto Rico Commonwealth Highway &
    Transportation Authority Series A
    4.75% 7/1/38 (MBIA)                                   1,375,000   1,254,646
  Puerto Rico Commonwealth Highway &
    Transportation Authority Series D
    5.00% 7/1/32                                         10,250,000   9,847,789
  Tucson Street & Highway
    5.50% 7/1/12 (MBIA)                                   1,250,000   1,312,963
                                                                    -----------
                                                                     15,948,982
                                                                    -----------
Water & Sewer Revenue Bonds - 12.75%
  Arizona Water Infrastructure Finance
    Authority Revenue Water Quality
    Series A 5.05% 10/1/20                                1,500,000   1,481,355
  Tucson Water Revenue Refunding
    Series A 5.75% 7/1/18 (AMBAC)                         4,000,000   4,092,000
                                                                    -----------
                                                                      5,573,355
                                                                    -----------
Total Municipal Bonds (cost $66,782,667)                             68,214,580
                                                                    -----------

Total Market Value of Securities - 156.08%
  (cost $66,782,667)                                                 68,214,580
Receivables and Other Assets
  Net of Liabilities - 1.12%                                            488,073
Liquidation Value of Preferred Stock - (57.20%)                     (25,000,000)
                                                                    -----------
Net Assets Applicable to 2,982,200 Common
  Shares ($0.01 Par Value) Outstanding - 100.00%                    $43,702,653
                                                                    ===========

Net Asset Value Per Common Share
  ($43,702,653 / 2,982,200 Shares)                                       $14.65
                                                                         ------

Components of Net Assets at March 31, 2002:
Common stock, $0.01 par value, 200 million shares
authorized to the Fund                                              $40,838,893
Undistributed net investment income                                   1,095,473
Accumulated net realized gain on investments                            336,374
Net unrealized appreciation of investments                            1,431,913
                                                                    -----------
Total net assets                                                    $43,702,653
                                                                    ===========

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Asset Gty - Insured by the Asset Guaranty Insurance Company
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FHLMC - Insured by the Federal Home Loan Mortgage Company
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

See accompanying notes

                      Delaware Investments Florida Insured Municipal Income Fund March 31, 2002
Statements
  of Net Assets (continued)


                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds - 154.19%

Airport Revenue Bonds - 7.19%
  Dade County Aviation Series 96B
    5.60% 10/1/26 (MBIA)                                 $1,000,000 $ 1,015,720
  Hillsborough County Aviation Authority
    (Tampa International Airport)
    Series B 5.60% 10/1/19 (FGIC)                         1,600,000   1,624,736
                                                                     ----------
                                                                      2,640,456
                                                                     ----------
General Obligation Bonds - 9.73%
  Florida Department Transportation
    5.00% 7/1/31 (FGIC)                                   1,500,000   1,421,415
  Florida State Board of Education
    (Capital Outlay Public Education)
    6.00% 6/1/21 (FGIC)                                   2,000,000   2,150,900
                                                                     ----------
                                                                      3,572,315
                                                                     ----------
Higher Education Revenue Bonds - 7.67%
  Florida Agriculture & Mechanical
    University (Student Apartment
    Facility) 5.625% 7/1/21 (MBIA)                        1,250,000   1,276,650
  Volusia County Educational Facilities
    Authority (Stetson University Project)
    Series A 5.50% 6/1/17 (MBIA)                          1,500,000   1,538,910
                                                                     ----------
                                                                      2,815,560
                                                                     ----------
Hospital Revenue Bonds - 28.82%
  Escambia County Health Facilities
    Authority (Florida Health Care
    Facilities) 5.95% 7/1/20 (AMBAC)(VA)                  3,075,000   3,308,577
  Lee Florida Memorial Health System
    Hospital Revenue 5.00% 4/1/20                         1,000,000     966,020
  Orange County Health Facilities
    Authority (Adventist Health Center)
    5.75% 11/15/25 (AMBAC)                                1,500,000   1,541,565
  Orange County Health Facilities
    Authority (Orlando Regional Health)
    Series A 6.25% 10/1/18 (MBIA)                         2,000,000   2,265,400
  Venice Health Care (Bon Secours Health
    System) 5.60% 8/15/16 (MBIA)                          2,405,000   2,492,807
                                                                     ----------
                                                                     10,574,369
                                                                     ----------
Housing Revenue Bonds - 17.79%
  Florida Housing Finance Agency
    (Homeowner Mortgage) Series 2
    5.90% 7/1/29 (AMT)(MBIA)                              1,210,000   1,232,010
  Florida Housing Finance Agency
    (Woodbridge Apartments) Series L
    6.05% 12/1/16 (AMBAC)                                 1,120,000   1,154,933
    6.25% 6/1/36 (AMBAC)(AMT)                             1,500,000   1,546,125
  Florida State Housing Finance Agency
    (Leigh Meadows Apartments
  Section 8) Series N 6.30% 9/1/36
    (AMBAC)(AMT)                                          2,510,000   2,595,515
                                                                     ----------
                                                                      6,528,583
                                                                     ----------

                                                         Principal      Market
                                                            Amount       Value

Municipal Bonds (continued)

Leases/Certificates of Participation - 19.39%
  Broward School Board Certificates
    of Participation Series A
    5.25% 7/1/24 (FSA)                                   $1,000,000   $ 992,780
  Escambia County School Board
    Certificates of Participation Series 2
    5.50% 2/1/22 (MBIA)                                   5,000,000   5,061,800
  St. Lucie County School Board
    Certificates of Participation
    5.375% 7/1/19 (FSA)                                   1,000,000   1,058,950
                                                                     ----------
                                                                      7,113,530
                                                                     ----------
Other Revenue Bonds - 26.53%
  Florida Ports Financing Commission
    State Transportation Trust Fund
    5.375% 6/1/27 (AMT)(MBIA)                             2,000,000   1,958,780
  Miami Beach Resort Tax
    5.50% 10/1/16 (AMBAC)                                 1,000,000   1,031,120
  Orange County Public Service Tax
    6.00% 10/1/24 (FGIC)                                  3,000,000   3,198,570
  Reedy Creek Improvement District
    (Sports Complex) Series A
    5.75% 6/1/13 (MBIA)                                   2,300,000   2,458,953
  Tampa Utility Tax
    6.125% 10/1/19 (AMBAC)                                1,000,000   1,089,380
                                                                     ----------
                                                                      9,736,803
                                                                     ----------
*Pre-Refunded/Escrowed to Maturity Bonds - 18.97%
  Dade County Professional Sports
    Franchise Facilities Series B
    6.00% 10/1/22-02 (FGIC)                               1,000,000   1,036,150
  Dade County School Board Certificates
    of Participation Series B
    5.60% 8/1/17-06 (AMBAC)                               1,000,000   1,081,440
  Hillsborough County Industrial
    Development Authority
    (Allegany Health System -
    John Knox Village) 5.75% 12/1/21
    (MBIA)(Escrowed to Maturity)                          1,000,000   1,010,470
  Sunrise Utility System Series A
    5.75% 10/1/26-06 (AMBAC)                              2,500,000   2,727,300
  Village Center Community Development
    District Recreational Revenue
    Series A 5.85% 11/1/16-06 (MBIA)                      1,000,000   1,104,560
                                                                     ----------
                                                                      6,959,920
                                                                     ----------
Transportation Revenue Bonds - 5.39%
  Jacksonville Florida Transportation
    Revenue 5.25% 10/1/29 (MBIA)                          2,000,000   1,978,460
                                                                     ----------
                                                                      1,978,460
                                                                     ----------

                      Delaware Investments Florida Insured Municipal Income Fund Statements
  of Net Assets (continued)
                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds (continued)

Water & Sewer Revenue Bonds - 12.71%
  Dade County Water & Sewer System
    5.50% 10/1/25 (FGIC)                                 $1,100,000 $ 1,114,311
  Indian River County Water & Sewer
    System 5.50% 9/1/16 (FGIC)                            1,000,000   1,030,740
  Panama City Beach Water & Sewer
    System 5.50% 6/1/18 (AMBAC)                           1,000,000   1,008,370
  Sarasota County Utility System
    5.50% 10/1/22 (FGIC)                                  1,500,000   1,508,880
                                                                    -----------
                                                                      4,662,301
                                                                    -----------
Total Municipal Bonds (cost $53,810,856)                             56,582,297
                                                                    -----------

Total Market Value of Securities - 154.19%
  (cost $53,810,856)                                                 56,582,297
Receivables and Other Assets
  Net of Liabilities - 0.31%                                            113,598
Liquidation Value of Preferred Stock - (54.50%)                     (20,000,000)
                                                                    -----------
Net Assets Applicable to 2,422,200 Common
  Shares ($0.01 Par Value) Outstanding - 100.00%                    $36,695,895
                                                                    ===========
Net Asset Value Per Common Share
  ($36,695,895 / 2,422,200 Shares)                                       $15.15
                                                                         ------

Components of Net Assets at March 31, 2002:
Common stock, $0.01 par value, unlimited shares
  authorized to the Fund                                            $33,361,389
Undistributed net investment income                                     877,111
Accumulated net realized loss on investments                           (314,046)
Net unrealized appreciation of investments                            2,771,441
                                                                    -----------
Total net assets                                                    $36,695,895
                                                                    ===========

* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association
VA - Insured by the Veterans Administration

See accompanying notes

               Delaware Investments Colorado Insured Municipal Income Fund, Inc. March 31, 2002
Statements
  of Net Assets (continued)

                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds - 153.72%

General Obligation Bonds - 21.95%
  Archuleta & Hinsdale Counties
    School Districts #50JT
    5.55% 12/1/20 (MBIA)                                 $4,000,000 $ 4,092,040
  Douglas County School District #Re-1
    (Douglas & Elbert Counties)
    5.00% 12/15/21 (MBIA)                                 1,000,000     971,840
  El Paso County School District #20
    5.625% 12/15/16 (AMBAC)                               2,800,000   2,880,136
    5.625% 12/15/16 (MBIA)                                1,000,000   1,028,620
  Foothills Park & Recreation District
    5.00% 12/1/20 (FSA)                                     500,000     487,230
  G V R Metropolitan District
    5.75% 12/1/19 (AMBAC)                                 1,000,000   1,048,210
  Mountain Village Metropolitan
    District San Miguel County
    5.00% 12/1/32 (MBIA)                                  1,285,000   1,227,907
  Pueblo County 5.80% 6/1/11 (MBIA)                       1,405,000   1,474,533
  Pueblo County (Library District)
    5.80% 11/1/19 (AMBAC)                                 1,395,000   1,467,680
  Stonegate Village Metropolitan District
    Refunding & Improvement Series A
    5.50% 12/1/21 (FSA)                                   1,000,000   1,016,940
                                                                    -----------
                                                                     15,695,136
                                                                    -----------
Higher Education Revenue Bonds - 25.85%
  Adams State College
    (Board of Trustees)
    5.75% 5/15/19 (MBIA)                                  1,000,000   1,024,830
  Aurora Educational Development
    6.00% 10/15/15 (Connie Lee)                           1,500,000   1,591,305
  Boulder County Development Revenue
    5.00% 9/1/26                                          4,500,000   4,288,275
  Colorado Educational & Cultural
    Facilities Authority Revenue
    (University of Denver Project)
    5.50% 3/1/21                                          3,200,000   3,271,168
  Colorado Educational & Cultural
    Facilities Authority Revenue
    (University of Northern Colorado)
    5.00% 7/1/31 (MBIA)                                   3,500,000   3,302,355
  Colorado Springs Revenue
    (Colorado College)
    5.375% 6/1/32 (MBIA)                                  5,000,000   5,003,900
                                                                    -----------
                                                                     18,481,833
                                                                    -----------
Hospital Revenue Bonds - 10.79%
  Colorado Health Facilities Authority
    (Boulder Community Hospital Project)
    Series B 5.875% 10/1/23 (MBIA)                        1,925,000   1,969,256
  Colorado Health Facilities Authority
    (North Colorado Medical Center)
    5.95% 5/15/12 (MBIA)                                  2,000,000   2,109,680
    6.00% 5/15/20 (MBIA)                                  1,000,000   1,044,690

                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds (continued)

Hospital Revenue Bonds (continued)
  Colorado Health Facilities Authority
    (Porter Place) Series A
    6.00% 1/20/36 (GNMA)                                 $2,515,000 $ 2,588,941
                                                                    -----------
                                                                      7,712,567
                                                                    -----------
Housing Revenue Bonds - 8.12%
  Burlingame Multifamily Housing Income
    6.00% 11/1/29 (MBIA)                                  2,290,000   2,354,005
  Mountain Glen Housing Multifamily
    Revenue 6.70% 7/20/20 (GNMA)                          1,280,000   1,404,314
  Snowmass Village Multifamily Housing
    Refunding (Essential Function Housing)
    6.25% 12/15/16 (FSA)                                  2,000,000   2,050,040
                                                                    -----------
                                                                      5,808,359
                                                                    -----------
Leases/Certificates of Participation - 23.48%
  Arapahoe County Library District
    Certificates of Participation
    5.70% 12/15/10 (MBIA)                                 2,000,000   2,110,760
  Auraria Higher Education Center
    Certificates of Participation
    5.50% 4/1/26                                          2,485,000   2,524,362
  Aurora Certificates of Participation
    5.50% 12/1/30 (AMBAC)                                 2,000,000   2,019,740
  Broomfield Public Improvements
    5.75% 12/1/24 (AMBAC)                                 1,500,000   1,554,900
  Denver City & County Certificates
    of Participation 5.50% 12/1/25
    (AMBAC)                                               2,000,000   2,027,540
  Eagle County Public Improvements
    5.40% 12/1/18 (MBIA)                                  1,000,000   1,017,830
  Garfield County Finance Authority
    Certificates of Participation
    5.00% 12/1/24                                         1,000,000     971,530
  Lakewood Certificates of Participation
    5.375% 12/1/22 (AMBAC)                                2,000,000   2,008,100
  Westminster Building Authority
    Certificates of Participation
    5.25% 12/1/22                                         1,555,000   1,551,968
  Westminster Certificates of Participation
    5.40% 1/15/23                                         1,000,000   1,003,890
                                                                    -----------
                                                                     16,790,620
                                                                    -----------
Other Revenue Bonds - 20.63%
  Broomfield Sales & Use Tax Revenue
    5.00% 12/1/31 (AMBAC)                                 5,750,000   5,447,838
  Denver Excise Tax Revenue
    (Colorado Convention Center)
    5.00% 9/1/20 (FSA)                                    7,500,000   7,327,575
  Golden Colorado Sales & Use Tax
    Revenue Improvement Series B
    5.10% 12/1/20 (AMBAC)                                 2,000,000   1,977,320
                                                                    -----------
                                                                     14,752,733
                                                                    -----------

               Delaware Investments Colorado Insured Municipal Income Fund, Inc.

Statements
  of Net Assets (continued)

                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds (continued)

Transportation Revenue Bonds - 33.29%
  Denver City & County Airport Series E
    5.25% 11/15/23 (MBIA)                              $10,000,000  $ 9,803,000
  E-470 Public Highway Authority
    5.75% 9/1/29 (MBIA)                                  3,000,000    3,127,680
    5.75% 9/1/35 (MBIA)                                  1,700,000    1,761,829
  Northwest Parkway Public Highway
    Authority 5.25% 6/15/41 (FSA)                        5,000,000    4,779,300
  Puerto Rico Commonwealth
    Highway & Transportation Authority
    Series A 4.75% 7/1/38 (MBIA)                         4,750,000    4,334,233
                                                                    -----------
                                                                     23,806,042
                                                                    -----------
Water & Sewer Revenue Bonds - 9.61%
  Colorado Water Resources & Power
    Development Authority
    (Small Water Resources)
    5.80% 11/1/20 (FGIC)                                 2,000,000    2,102,420
  Pueblo West Metropolitan District
    (Water & Wastewater Revenue)
    5.25% 12/15/25                                       2,495,000    2,497,395
  Ute Utility Water Conservancy District
    Water Revenue 5.75% 6/15/20
    (MBIA)                                               2,155,000    2,273,805
                                                                    -----------
                                                                      6,873,620
                                                                    -----------
Total Municipal Bonds (cost $108,272,936)                           109,920,910
                                                                    -----------

Total Market Value of Securities - 153.72%
  (cost $108,272,936)                                               109,920,910
Receivables and Other Assets
  Net of Liabilities - 2.22%                                          1,584,690
Liquidation Value of Preferred Stock - (55.94%)                     (40,000,000)
                                                                    -----------
Net Assets Applicable to 4,837,100 Common
  Shares ($0.01 Par Value) Outstanding - 100.00%                    $71,505,600
                                                                    ===========

Net Asset Value Per Common Share
  ($71,505,600 / 4,837,100 Shares)                                       $14.78
                                                                         ------

Components of Net Assets at March 31, 2002:
Common stock, $0.01 par value, 200 million shares
  authorized to the Fund                                            $67,238,110
Undistributed net investment income                                   1,827,617
Accumulated net realized gain on investments                            791,899
Net unrealized appreciation of investments                            1,647,974
                                                                    -----------
Total net assets                                                    $71,505,600
                                                                    ===========

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

See accompanying notes


                                                                              Delaware Investments Closed-End Municipal Bond Funds
                                                                              Year Ended March 31, 2002
Statements
  of Operations


                                                                        Delaware                     Delaware          Delaware
                                                                       Investments                 Investments       Investments
                                                                        Minnesota                    Minnesota         Minnesota
                                                                        Municipal                    Municipal         Municipal
                                                                         Income                        Income           Income
                                                                        Fund, Inc.                  Fund II, Inc.    Fund III, Inc.

Investment Income:
  Interest                                                             $ 3,524,220                  $ 9,545,124       $ 2,321,797
                                                                       -----------                  -----------       -----------
Expenses:
  Management fees                                                          233,798                      659,356           158,603
  Accounting and administration fees                                        85,000                       85,000            64,430
  Remarketing Agent fees                                                    50,210                      150,629            37,657
  Professional fees                                                         14,988                       54,918            35,116
  Transfer agent fees and expenses                                          26,486                       75,686            35,506
  Reports and statements to shareholders                                     3,880                       35,921             8,975
  Custodian fees                                                             2,793                        5,340             2,116
  Directors'/Trustees' fees                                                  5,498                        7,300             6,600
  Rating Agency fees                                                         5,750                        6,350             6,882
  Taxes (other than taxes on income)                                           800                        5,100               757
  Registration fees                                                             75                          400                25
  Other                                                                      7,836                       35,930            14,065
                                                                       -----------                  -----------       -----------
                                                                           437,114                    1,121,930           370,732
  Less expenses paid indirectly                                             (4,046)                      (9,296)           (3,068)
                                                                       -----------                  -----------       -----------
  Total expenses                                                           433,068                    1,112,634           367,664
                                                                       -----------                  -----------       -----------

Net Investment Income                                                    3,091,152                    8,432,490         1,954,133
                                                                       -----------                  -----------       -----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on investments                                  153,748                      (25,896)          111,215
  Net change in unrealized appreciation/depreciation of investments       (994,508)                  (2,210,780)         (675,896)
                                                                       -----------                  -----------       -----------
Net Realized and Unrealized Loss on Investments                           (840,760)                  (2,236,676)         (564,681)
                                                                       -----------                  -----------       -----------

Dividends on Preferred Stock                                              (460,732)                  (1,319,544)         (336,918)
                                                                       -----------                  -----------       -----------
Net Increase in Net Assets Resulting from Operations                   $ 1,789,660                  $ 4,876,270       $ 1,052,534
                                                                       ===========                  ===========       ===========

See accompanying notes

Statements
  of Operations (continued)


                                                                            Delaware Investments Closed-End Municipal Bond Funds



                                                                           Delaware            Delaware             Delaware
                                                                         Investments          Investments          Investments
                                                                           Arizona          Florida Insured          Colorado
                                                                           Municipal           Municipal             Insured
                                                                            Income               Income             Municipal
                                                                          Fund, Inc.             Fund            Income Fund, Inc.
Investment Income:
Interest                                                                 $ 3,851,958          $ 3,096,195           $ 6,036,658
                                                                         -----------          -----------           -----------

Expenses:
  Management fees                                                            278,951              229,295               454,850
  Accounting and administration fees                                          85,000               85,000                85,002
  Remarketing Agent fees                                                      62,761               54,210               101,529
  Professional fees                                                           30,646               41,396                25,267
  Transfer agent fees and expenses                                            22,199               34,405                28,880
  Reports and statements to shareholders                                      12,332               23,624                13,101
  Custodian fees                                                               4,292                3,473                 4,439
  Directors'/Trustees' fees                                                    7,323                5,200                 5,196
  Rating Agency fees                                                          15,279               11,000                 6,000
  Taxes (other than taxes on income)                                           1,650                   --                 3,170
  Registration fees                                                               --                   --                   250
  Other                                                                       15,492               18,200                23,949
                                                                         -----------          -----------           -----------
                                                                             535,925              505,803               751,633
  Less expenses paid indirectly                                               (4,766)              (4,049)               (6,969)
                                                                         -----------          -----------           -----------
  Total expenses                                                             531,159              501,754               744,664
                                                                         -----------          -----------           -----------

  Net Investment Income                                                    3,320,799            2,594,441             5,291,994
                                                                         -----------          -----------           -----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments                                           959,815               60,786             1,111,597
  Net change in unrealized appreciation/depreciation of investments       (1,708,209)            (874,028)           (3,041,776)
                                                                         -----------          -----------           -----------
Net Realized and Unrealized Loss on Investments                             (748,394)            (813,242)           (1,930,179)
                                                                         -----------          -----------           -----------

Dividends on Preferred Stock                                                (641,330)            (434,638)           (1,080,868)
                                                                         -----------          -----------           -----------
Net Increase in Net Assets Resulting from Operations                     $ 1,931,075          $ 1,346,561           $ 2,280,947
                                                                         ===========          ===========           ===========

See accompanying notes

                                                                            Delaware Investments Closed-End Municipal Bond Funds

Statements
  of Changes in Net Assets


                                                                               Delaware                         Delaware
                                                                       Investments Minnesota            Investments Minnesota
                                                                          Municipal Income                 Municipal Income
                                                                              Fund, Inc.                      Fund II, Inc.
                                                                                               Year Ended
                                                                       3/31/02          3/31/01          3/31/02        3/31/01
                                                                                       (restated)                      (restated)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                              $   3,091,152   $   3,044,220   $   8,432,490   $   8,470,136
  Net realized gain (loss) on investments                                  153,748           2,513         (25,896)       (176,192)
  Net change in unrealized appreciation/depreciation of investments       (994,508)      1,853,302      (2,210,780)      6,304,816
  Dividends on preferred stock                                            (460,732)       (823,120)     (1,319,544)     (2,469,090)
                                                                     -------------   -------------   -------------   -------------
  Net increase in net assets resulting from operations                   1,789,660       4,076,915       4,876,270      12,129,670
                                                                     -------------   -------------   -------------   -------------

Dividends and Distributions to Common Shareholders:
  From net investment income                                            (2,179,548)     (2,179,548)     (6,078,250)     (5,928,674)
                                                                     -------------   -------------   -------------   -------------
                                                                        (2,179,548)     (2,179,548)     (6,078,250)     (5,928,674)
                                                                     -------------   -------------   -------------   -------------

Net Increase (Decrease) in Net Assets                                     (389,888)      1,897,367      (1,201,980)      6,200,996

Net Assets:
  Beginning of period                                                   38,385,662      36,488,295     104,774,713      98,573,717
                                                                     -------------   -------------   -------------   -------------
  End of period                                                      $  37,995,774   $  38,385,662   $ 103,572,733   $ 104,774,713
                                                                     =============   =============   =============   =============

                                                                                Delaware                      Delaware
                                                                         Investments Minnesota           Investments Arizona
                                                                            Municipal Income               Municipal Income
                                                                              Fund III, Inc.                   Fund, Inc.
                                                                                                Year Ended
                                                                          3/31/02        3/31/01          3/31/02       3/31/01
                                                                                        (restated)                     (restated)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                               $  1,954,133    $  1,955,784    $  3,320,799    $  3,348,866
  Net realized gain (loss) on investments                                  111,215        (113,781)        959,815          76,138
  Net change in unrealized appreciation/depreciation of investments       (675,896)      1,751,579      (1,708,209)      2,788,269
  Dividends on preferred stock                                            (336,918)       (617,796)       (641,330)     (1,030,535)
                                                                      ------------    ------------    ------------    ------------
  Net increase in net assets resulting from operations                   1,052,534       2,975,786       1,931,075       5,182,738
                                                                      ------------    ------------    ------------    ------------

Dividends and Distributions to Common Shareholders:
  From net investment income                                            (1,405,458)     (1,391,679)     (2,436,085)     (2,303,750)
  From net realized gain on investments                                         --              --        (429,437)             --
                                                                      ------------    ------------    ------------    ------------
                                                                        (1,405,458)     (1,391,679)     (2,865,522)     (2,303,750)
                                                                      ------------    ------------    ------------    ------------

Net Increase (Decrease) in Net Assets                                     (352,924)      1,584,107        (934,447)      2,878,988

Net Assets:
  Beginning of period                                                   24,658,968      23,074,861      44,637,100      41,758,112
                                                                      ------------    ------------    ------------    ------------
  End of period                                                       $ 24,306,044    $ 24,658,968    $ 43,702,653    $ 44,637,100
                                                                      ============    ============    ============    ============

See accompanying notes

                                                                            Delaware Investments Closed-End Municipal Bond Funds

Statements
  of Changes in Net Assets (continued)


                                                                               Delaware                       Delaware
                                                                          Investments Florida           Investments Colorado
                                                                           Insured Municipal             Insured Municipal
                                                                              Income Fund                  Income Fund, Inc.
                                                                                               Year Ended
                                                                         3/31/02        3/31/01           3/31/02        3/31/01
                                                                                       (restated)                       (restated)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                               $  2,594,441    $  2,633,120    $  5,291,994    $  5,343,527
  Net realized gain on investments                                          60,786         138,481       1,111,597       1,014,580
  Net change in unrealized appreciation/depreciation of investments       (874,028)      2,449,642      (3,041,776)      5,630,688
  Dividends on preferred stock                                            (434,638)       (817,026)     (1,080,868)     (1,654,933)
                                                                      ------------    ------------    ------------    ------------
  Net increase in net assets resulting from operations                   1,346,561       4,404,217       2,280,947      10,333,862
                                                                      ------------    ------------    ------------    ------------

Dividends and Distributions to Common Shareholders:
  From net investment income                                            (1,950,174)     (1,834,817)     (3,954,329)     (3,609,686)
  From net realized gain on investments                                         --              --        (638,497)             --
                                                                      ------------    ------------    ------------    ------------
                                                                        (1,950,174)     (1,834,817)     (4,592,826)     (3,609,686)
                                                                      ------------    ------------    ------------    ------------

Net Increase (Decrease) in Net Assets                                     (603,613)      2,569,400      (2,311,879)      6,724,176

Net Assets:
  Beginning of period                                                   37,299,508      34,730,108      73,817,479      67,093,303
                                                                      ------------    ------------    ------------    ------------
  End of period                                                       $ 36,695,895    $ 37,299,508    $ 71,505,600    $ 73,817,479
                                                                      ============    ============    ============    ============

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Delaware Investments Minnesota Municipal Income Fund, Inc.

                                                                                      Year Ended
                                                              3/31/02     3/31/01      3/31/00     3/31/99     3/31/98
Net asset value, beginning of period                          $14.790     $14.060      $15.380     $15.380      $14.470

Income (loss) from investment operations:
Net investment income                                           1.191       1.155        1.180       1.188        1.180
Net realized and unrealized gain (loss) on investments         (0.323)      0.732       (1.256)      0.004        0.970
Dividends on preferred stock:
  From net investment income                                   (0.178)     (0.317)      (0.272)     (0.262)      (0.280)
  From net realized gain on investments                            --          --       (0.014)         --       (0.010)
                                                              -------     -------      -------     -------      -------
Total dividends on preferred stock                             (0.178)     (0.317)      (0.286)     (0.262)      (0.290)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.690       1.570       (0.362)      0.930        1.860
                                                              -------     -------      -------     -------      -------

Less dividends and distributions to common shareholders:
From net investment income                                     (0.840)     (0.840)      (0.907)     (0.930)      (0.930)
From net realized gain on investments                              --          --       (0.051)         --       (0.020)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.840)     (0.840)      (0.958)     (0.930)      (0.950)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $14.640     $14.790      $14.060     $15.380      $15.380
                                                              -------     -------      -------     -------      -------

Market value, end of period                                   $14.450     $14.300      $13.563     $16.500      $15.690
                                                              =======     =======      =======     =======      =======

Total investment return based on:(1)
Market value                                                    7.00%      12.09%      (12.39%)     11.29%       16.04%
Net asset value                                                 4.81%      11.83%       (2.56%)      5.88%       13.02%

Ratios and supplemental data:
Net assets applicable to common shares,
  end of period (000 omitted)                                 $37,996     $33,386      $36,488     $39,919      $39,915
Ratio of expenses to average net assets applicable
  to common shares(2,5)                                         1.13%       1.23%        1.36%       1.21%        1.17%
Ratio of net investment income to average net
  assets applicable to common shares(2,5)                       8.00%       8.22%        8.05%       7.68%        7.86%
Ratio of net investment income to average net
  assets applicable to common shares net of dividends
  to preferred shares(3)                                        6.84%       6.00%        6.17%       5.99%        6.01%
Portfolio turnover                                                15%          6%          12%         15%           0%

Leverage analysis:
Liquidation value of preferred shares
  outstanding (000 omitted)                                   $20,000     $20,000      $20,000     $20,000      $20,000
Net asset coverage per share of preferred shares,
  end of period                                              $144,989    $145,964     $141,221    $149,797     $149,788
Liquidation value per share of preferred shares(4)            $50,000     $50,000      $50,000     $50,000      $50,000

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(3) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(4) Excluding any accumulated but unpaid dividends.

(5) Ratio of expenses to average net assets applicable to common shares and the ratio of net investment income to average net assets applicable to common shares for the period ended March 31, 2002 including fees paid indirectly in accordance with Securities and Exchange Commission rules were 1.14% and 7.99%, respectively.

As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended March 31, 2002 was an increase in net investment income per share of $0.006, a decrease in net realized and unrealized gain (loss) per share of $0.006, and an increase in the ratio of net investment income to average net assets of 0.04%. Per share data for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                            Delaware Investments Minnesota Municipal Income Fund II, Inc.

                                                                                      Year Ended
                                                              3/31/02     3/31/01      3/31/00     3/31/99     3/31/98
Net asset value, beginning of period                          $14.450     $13.590      $14.950     $14.800      $13.590

Income (loss) from investment operations:
Net investment income                                           1.163       1.168        1.176       1.154        1.130
Net realized and unrealized gain (loss) on investments         (0.313)      0.850       (1.411)      0.099        1.200
Dividends on preferred stock:
  From net investment income                                   (0.182)     (0.340)      (0.307)     (0.285)      (0.300)
                                                              -------     -------      -------     -------      -------
Total dividends on preferred stock                             (0.182)     (0.340)      (0.307)     (0.285)      (0.300)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.668       1.678       (0.542)      0.968        2.030
                                                              -------     -------      -------     -------      -------

Less dividends to common shareholders:
From net investment income                                     (0.838)     (0.818)      (0.818)     (0.818)      (0.820)
                                                              -------     -------      -------     -------      -------
Total dividends                                                (0.838)     (0.818)      (0.818)     (0.818)      (0.820)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $14.280     $14.450      $13.590     $14.950      $14.800
                                                              -------     -------      -------     -------      -------

Market value, end of period                                   $14.050     $14.080      $12.438     $15.060      $13.880
                                                              =======     =======      =======     =======      =======

Total investment return based on:(1)
Market value                                                    5.75%      20.37%      (12.28%)     14.73%       16.56%
Net asset value                                                 4.73%      13.06%       (3.43%)      6.76%       15.51%

Ratios and supplemental data:
Net assets applicable to common shares,
  end of period (000 omitted)                                $103,573    $104,775      $98,574    $108,456     $107,333
Ratio of expenses to average net assets
  applicable to common shares(2,5)                              1.06%       1.01%        0.99%       1.00%        1.19%
Ratio of net investment income to average net
  assets applicable to common shares(2,5)                       8.03%       8.42%        8.44%       7.70%        7.84%
Ratio of net investment income to average net
  assets applicable to common shares net of dividends
  to preferred shares(3)                                        6.79%       5.96%        6.24%       5.80%        5.73%
Portfolio turnover                                                 7%          3%           4%         15%           4%

Leverage analysis:
Liquidation value of preferred shares
  outstanding (000 omitted)                                   $60,000     $60,000      $60,000     $60,000      $60,000
Net asset coverage per share of preferred shares,
  end of period                                              $136,311    $137,312     $132,145    $140,380     $139,444
Liquidation value per share of preferred shares(4)            $50,000     $50,000      $50,000     $50,000      $50,000

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(3) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(4) Excluding any accumulated but unpaid dividends.

(5) Ratio of expenses to average net assets applicable to common shares and the ratio of net investment income to average net assets applicable to common shares for the period ended March 31, 2002 including fees paid indirectly in accordance with Securities and Exchange Commission rules were 1.07% and 8.02%, respectively.

As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended March 31, 2002 was an increase in net investment income per share of $0.003, a decrease in net realized and unrealized gain (loss) per share of $0.003, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                           Delaware Investments Minnesota Municipal Income Fund III, Inc.

                                                                                      Year Ended
                                                              3/31/02     3/31/01      3/31/00     3/31/99     3/31/98
Net asset value, beginning of period                          $13.420     $12.560      $13.970     $13.760      $12.710

Income (loss) from investment operations:
Net investment income                                           1.064       1.065        1.075       1.025        1.050
Net realized and unrealized gain (loss) on investments         (0.306)      0.889       (1.425)      0.222        1.060
Dividends on preferred stock:
  From net investment income                                   (0.183)     (0.336)      (0.302)     (0.279)      (0.300)
                                                              -------     -------      -------     -------      -------
Total dividends on preferred stock                             (0.183)     (0.336)      (0.302)     (0.279)      (0.300)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.575       1.618       (0.652)      0.968        1.810
                                                              -------     -------      -------     -------      -------

Less dividends to common shareholders:
From net investment income                                     (0.765)     (0.758)      (0.758)     (0.758)      (0.760)
                                                              -------     -------      -------     -------      -------
Total dividends                                                (0.765)     (0.758)      (0.758)     (0.758)      (0.760)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $13.230     $13.420      $12.560     $13.970      $13.760
                                                              -------     -------      -------     -------      -------

Market value, end of period                                   $13.000     $13.000      $11.750     $14.125      $13.380
                                                              =======     =======      =======     =======      =======

Total investment return based on:(1)
Market value                                                    5.93%      17.57%      (11.70%)     11.59%       15.80%
Net asset value                                                 4.43%      13.54%       (4.57%)      7.28%       14.82%

Ratios and supplemental data:
Net assets applicable to common shares,
  end of period (000 omitted)                                 $24,306     $24,659      $23,075     $25,665      $25,283
Ratio of expenses to average net assets
  applicable to common shares(2,5)                              1.49%       1.42%        1.33%       1.22%        1.34%
Ratio of net investment income to average net
  assets applicable to common shares(2,5)                       7.88%       8.30%        8.33%       7.35%        7.85%
Ratio of net investment income to average net
  assets applicable to common shares net of dividends
  to preferred shares(3)                                        6.56%       5.68%        5.99%       5.35%        5.61%
Portfolio turnover                                                 5%          5%          16%         15%           9%

Leverage analysis:
Liquidation value of preferred shares
  outstanding (000 omitted)                                   $15,000     $15,000      $15,000     $15,000      $15,000
Net asset coverage per share of preferred shares,
  end of period                                              $131,007    $132,197     $126,916    $135,549     $134,278
Liquidation value per share of preferred shares(4)            $50,000     $50,000      $50,000     $50,000      $50,000

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(3) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(4) Excluding any accumulated but unpaid dividends.

(5) Ratio of expenses to average net assets applicable to common shares and the ratio of net investment income to average net assets applicable to common shares for the period ended March 31, 2002 including fees paid indirectly in accordance with Securities and Exchange Commission rules were 1.50% and 7.87%, respectively.

As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended March 31, 2002 was an increase in net investment income per share of $0.007, a decrease in net realized and unrealized gain (loss) per share of $0.007, and an increase in the ratio of net investment income to average net assets of 0.04%. Per share data for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                               Delaware Investments Arizona Municipal Income Fund, Inc.

                                                                                      Year Ended
                                                              3/31/02     3/31/01      3/31/00     3/31/99     3/31/98
Net asset value, beginning of period                          $14.970     $14.000      $15.290     $15.030      $13.780

Income (loss) from investment operations:
Net investment income                                           1.113       1.124        1.115       1.108        1.090
Net realized and unrealized gain (loss) on investments         (0.257)      0.965       (1.333)      0.202        1.230
Dividends on preferred stock:
  From net investment income                                   (0.164)     (0.346)      (0.299)     (0.277)      (0.300)
  From net realized gain on investments                        (0.051)         --           --          --           --
                                                              -------     -------      -------     -------      -------
Total dividends on preferred stock                             (0.215)     (0.346)      (0.299)     (0.277)      (0.300)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.641       1.743       (0.517)      1.033        2.020
                                                              -------     -------      -------     -------      -------

Less dividends and distributions to common shareholders:
From net investment income                                     (0.817)     (0.773)      (0.773)     (0.773)      (0.770)
From net realized gain on investments                          (0.144)         --           --          --           --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.961)     (0.773)      (0.773)     (0.773)      (0.770)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $14.650     $14.970      $14.000     $15.290      $15.030
                                                              -------     -------      -------     -------      -------

Market value, end of period                                   $14.750     $14.250      $12.625     $15.125      $14.630
                                                              =======     =======      =======     =======      =======

Total investment return based on:(1)
Market value                                                   10.22%      19.28%      (11.65%)      8.84%       18.79%
Net asset value                                                 4.21%      13.00%       (3.10%)      7.07%       15.17%

Ratios and supplemental data:
Net assets applicable to common shares,
  end of period (000 omitted)                                 $43,703     $44,637      $41,758     $45,586      $44,813
Ratio of expenses to average net assets
  applicable to common shares(2,5)                              1.19%       1.18%        1.21%       1.15%        1.26%
Ratio of net investment income to average net
  assets applicable to common shares(2,5)                       7.41%       7.86%        7.84%       7.28%        7.41%
Ratio of net investment income to average net
  assets applicable to common shares net of dividends
  to preferred shares(3)                                        6.33%       5.44%        5.74%       5.46%        5.34%
Portfolio turnover                                                43%         24%          41%         46%          22%

Leverage analysis:
Liquidation value of preferred shares
  outstanding (000 omitted)                                   $25,000     $25,000      $25,000     $25,000      $25,000
Net asset coverage per share of preferred shares,
  end of period                                              $137,405    $139,274     $133,516    $141,172     $139,627
Liquidation value per share of preferred shares(4)            $50,000     $50,000      $50,000     $50,000      $50,000

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(3) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(4) Excluding any accumulated but unpaid dividends.

(5) Ratio of expenses to average net assets applicable to common shares and the ratio of net investment income to average net assets applicable to common shares for the period ended March 31, 2002 including fees paid indirectly in accordance with Securities and Exchange Commission rules were 1.20% and 7.40%, respectively.

As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended March 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                           Delaware Investments Florida Insured Municipal Income Fund

                                                                                      Year Ended
                                                              3/31/02     3/31/01      3/31/00     3/31/99     3/31/98
Net asset value, beginning of period                          $15.400     $14.340      $15.670     $15.300      $13.670

Income (loss) from investment operations:
Net investment income                                           1.071       1.087        1.092       1.113        1.090
Net realized and unrealized gain (loss) on investments         (0.337)      1.068       (1.368)      0.292        1.600
Dividends on preferred stock:
  From net investment income                                   (0.179)     (0.337)      (0.296)     (0.277)      (0.300)
                                                              -------     -------      -------     -------      -------
Total dividends on preferred stock                             (0.179)     (0.337)      (0.296)     (0.277)      (0.300)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.555       1.818       (0.572)      1.128        2.390
                                                              -------     -------      -------     -------      -------

Less dividends to common shareholders:
From net investment income                                     (0.805)     (0.758)      (0.758)     (0.758)      (0.760)
                                                              -------     -------      -------     -------      -------
Total dividends                                                (0.805)     (0.758)      (0.758)     (0.758)      (0.760)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $15.150     $15.400      $14.340     $15.670      $15.300
                                                              -------     -------      -------     -------      -------

Market value, end of period                                   $14.020     $13.180      $11.750     $14.750      $14.310
                                                              =======     =======      =======     =======      =======

Total investment return based on:(1)
Market value                                                   12.63%      19.06%      (15.57%)      8.47%       20.94%
Net asset value                                                 4.16%      13.99%       (3.01%)      7.80%       18.22%

Ratios and supplemental data:
Net assets applicable to common shares,
  end of period (000 omitted)                                 $36,696     $37,300      $34,730     $37,956      $37,071
Ratio of expenses to average net assets
  applicable to common shares(2,5)                              1.34%       1.32%        1.31%       1.14%        1.25%
Ratio of net investment income to average net
  assets applicable to common shares(2,5)                       6.95%       7.38%        7.50%       7.15%        7.37%
Ratio of net investment income to average net
  assets applicable to common shares net of dividends
  to preferred shares(3)                                        5.79%       5.10%        5.47%       5.37%        5.33%
Portfolio turnover                                                13%          8%           6%          0%           5%

Leverage analysis:
Liquidation value of preferred shares
  outstanding (000 omitted)                                   $20,000     $20,000      $20,000     $20,000      $20,000
Net asset coverage per share of preferred shares,
  end of period                                              $141,740    $143,249     $136,825    $144,889     $142,677
Liquidation value per share of preferred shares(4)            $50,000     $50,000      $50,000     $50,000      $50,000

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(3) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(4) Excluding any accumulated but unpaid dividends.

(5) Ratio of expenses to average net assets applicable to common shares and the ratio of net investment income to average net assets applicable to common shares for the period ended March 31, 2002 including fees paid indirectly in accordance with Securities and Exchange Commission rules were 1.35% and 6.94%, respectively.

As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. This change in accounting had no effect on the Fund's results of operations for the period ended March 31, 2002. Per share data for the period prior to April 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                           Delaware Investments Colorado Insured Municipal Income Fund, Inc.

                                                                                      Year Ended
                                                              3/31/02     3/31/01      3/31/00     3/31/99     3/31/98
Net asset value, beginning of period                          $15.260     $13.870      $15.220     $14.920      $13.580

Income (loss) from investment operations:
Net investment income                                           1.094       1.105        1.099       1.080        1.070
Net realized and unrealized gain (loss) on investments         (0.401)      1.373       (1.417)      0.264        1.300
Dividends on preferred stock:
  From net investment income                                   (0.172)     (0.342)      (0.297)     (0.309)      (0.290)
  From net realized gain on investments                        (0.051)         --           --          --           --
                                                              -------     -------      -------     -------      -------
Total dividends on preferred stock                             (0.223)     (0.342)      (0.297)     (0.309)      (0.290)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.470       2.136       (0.615)      1.035        2.080
                                                              -------     -------      -------     -------      -------

Less dividends and distributions to common shareholders:
From net investment income                                     (0.818)     (0.746)      (0.735)     (0.735)      (0.740)
From net realized gain on investments                          (0.132)         --           --          --           --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.950)     (0.746)      (0.735)     (0.735)      (0.740)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $14.780     $15.260      $13.870     $15.220      $14.920
                                                              -------     -------      -------     -------      -------

Market value, end of period                                   $14.700     $14.560      $12.563     $14.938      $14.000
                                                              =======     =======      =======     =======      =======

Total investment return based on:(1)
Market value                                                    7.52%      22.42%      (11.05%)     12.13%       18.09%
Net asset value                                                 3.15%      16.21%       (3.62%)      7.21%       15.84%

Ratios and supplemental data:
Net assets applicable to common shares,
  end of period (000 omitted)                                 $71,506     $73,817      $67,093     $73,598      $72,187
Ratio of expenses to average net assets
  applicable to common shares(2,5)                              1.01%       1.06%        1.08%       1.06%        1.18%
Ratio of net investment income to average net
  assets applicable to common shares(2,5)                       7.18%       7.68%        7.84%       7.12%        7.41%
Ratio of net investment income to average net
  assets applicable to common shares net of dividends
  to preferred shares(3)                                        6.05%       5.31%        5.72%       5.08%        5.38%
Portfolio turnover                                                37%         56%          37%         18%          39%

Leverage analysis:
Liquidation value of preferred shares
  outstanding (000 omitted)                                   $40,000     $40,000      $40,000     $40,000      $40,000
Net asset coverage per share of preferred shares,
  end of period                                              $139,382    $142,272     $133,867    $141,998     $140,234
Liquidation value per share of preferred shares(4)            $50,000     $50,000      $50,000     $50,000      $50,000

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(3) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(4) Excluding any accumulated but unpaid dividends.

(5) Ratio of expenses to average net assets applicable to common shares and the ratio of net investment income to average net assets applicable to common shares for the period ended March 31, 2002 including fees paid indirectly in accordance with Securities and Exchange Commission rules were 1.02% and 7.17%, respectively.

As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. This change in accounting had no effect on the Fund's results of operations for the period ended March 31, 2002. Per share data for the period prior to April 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

                            Delaware Investments Closed-End Municipal Bond Funds March 31, 2002
Notes
  to Financial Statements

Delaware Investments Minnesota Municipal Income Fund, Inc. ("Minnesota Municipal Fund"), Delaware Investments Minnesota Municipal Income Fund II, Inc. ("Minnesota Municipal Fund II"), Delaware Investments Minnesota Municipal Income Fund III, Inc. ("Minnesota Municipal Fund III"), Delaware Investments Arizona Municipal Income Fund, Inc. ("Arizona Municipal Fund"), and Delaware Investments Colorado Insured Municipal Income Fund, Inc. ("Colorado Insured Municipal Fund") are organized as Maryland corporations and Delaware Investments Florida Insured Municipal Income Fund ("Florida Insured Municipal Fund") is organized as a Massachusetts Business Trust (each referred to as a "Fund" and collectively as the "Funds"). The Minnesota Municipal Fund II, Florida Insured Municipal Fund and Arizona Municipal Fund are diversified closed-end management investment companies and Minnesota Municipal Fund, Minnesota Municipal Fund III and Colorado Insured Municipal Fund are non-diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The Funds' shares trade on the American Stock Exchange.

The investment objective of each Fund is to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. Florida Insured Municipal Fund will generally seek investments that will enable its shares to be exempt from Florida's intangible personal property tax. Each Fund will seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees/Directors.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

Change in Accounting Principle -- As required, effective April 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to April 1, 2001, the Funds did not amortize market discount, which conformed to the Series' policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total assets of the Funds, but resulted in the following changes listed below, based on securities held by the Funds on April 1, 2001.

                                                    Minnesota          Minnesota          Minnesota          Arizona
                                                    Municipal          Municipal          Municipal         Municipal
                                                      Fund              Fund II           Fund III             Fund
                                                    --------           --------           --------           --------
Cost of securities                                  $ 44,670           $ 44,927           $ 37,012           $ 16,466
Net unrealized appreciation (depreciation)           (44,670)           (44,927)           (37,012)           (16,466)

The effects of these changes for the year ended March 31, 2002, were as follows:

                                                    Minnesota          Minnesota          Minnesota          Arizona
                                                    Municipal          Municipal          Municipal         Municipal
                                                      Fund              Fund II           Fund III             Fund
                                                    --------           --------           --------           --------
Net investment income                               $ 16,956           $ 18,261           $ 12,128           $  6,512
Net unrealized depreciation                          (16,956)           (18,261)           (12,128)            (6,512)

This change in accounting had no effect on Florida Insured Municipal Fund or Colorado Insured Municipal Fund. The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in accounting.

Change in Classification of Preferred Stock -- Effective April 1, 2000, the Funds adopted the classification requirement of EITF D-98, "Classification and Measurement of Redeemable Securities". EITF D-98 requires that preferred stock for which its redemption is outside of the Funds' control should be presented outside of net assets in the statement of net assets. The redemption of the Funds' preferred stock is outside of the control of the Funds because of the mandatory redemption feature discussed in Note 5. In adopting EITF D-98, the net assets as of April 1, 2000 in the statements of changes in net assets were restated by excluding preferred stock valued at $20 million, $60 million, $15 million, $25 million, $20 million, and $40 million, respectively,

                            Delaware Investments Closed-End Municipal Bond Funds

Notes
  to Financial Statements (continued)

1. Significant Accounting Policies (continued)

for the Minnesota Municipal Fund, Minnesota Municipal Fund II, Minnesota Municipal Fund III, Arizona Municipal Fund, Florida Insured Municipal Fund, and Colorado Insured Municipal Fund. The adoption also resulted in dividends on preferred stock being reclassified from distributions on the statement of changes in net assets to a separate line item within the statement of operations. This resulted in a reduction in the net increase in net assets from operations for the years ended March 31, 2002 and 2001, respectively, as follows: Minnesota Municipal Fund, $460,732 and $823,120; Minnesota Municipal Fund II, $1,319,544 and $2,469,090; Minnesota Municipal Fund III, $336,918 and $617,796; Arizona Municipal Fund, $641,330 and $1,030,535; Florida Insured Municipal Fund, $434,638 and $817,026; and Colorado Insured Municipal Fund, $1,080,868 and $1,654,933. As part of the adoption, per share distributions of dividends on preferred stock were reclassified from distributions to amounts from investment operations for each period presented in the financial highlights.

Expenses Paid Indirectly -- Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the year ended March 31, 2002 were as follows:

                                  Minnesota      Minnesota       Minnesota        Arizona    Florida Insured   Colorado Insured
                                  Municipal      Municipal       Municipal       Municipal      Municipal          Municipal
                                    Fund           Fund II         Fund III         Fund           Fund               Fund
                                 ----------      ----------      ----------      ----------  ---------------   ----------------
Commission Reimbursements          $1,403          $3,956          $  952          $1,674          $1,376            $2,730
Earnings Credits                    2,643           5,340           2,116           3,092           2,673             4,239

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated daily based on the average daily net assets of each Fund, including assets attributable to any preferred stock that may be outstanding.

The Funds have engaged Delaware Service Company, Inc., (DSC), an affiliate of DMC, to provide accounting and administration services which are based on average net assets and paid on a monthly basis, subject to certain minimums.

At March 31, 2002, the Funds had liabilities payable to affiliates as follows:

                                             Minnesota     Minnesota      Minnesota    Arizona  Florida Insured  Colorado Insured
                                             Municipal     Municipal      Municipal   Municipal     Municipal         Municipal
                                               Fund         Fund II       Fund III      Fund         Fund               Fund
                                             ---------     ---------     ----------  ---------  --------------   ---------------
Investment management fee payable to DMC        $19,425       $54,764       $13,170      $23,021       $19,020         $37,462
Dividend disbursing, accounting and other
  expenses payable to DSC                        10,124        16,813         7,839        9,645        13,063          10,694
Other expenses payable to DMC and affiliates     21,102        34,449        18,630        3,135        19,891           6,037

Certain officers of DMC and DSC are officers, and/or directors/trustees of the Funds. These officers and directors/trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31, 2002, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                             Minnesota     Minnesota      Minnesota    Arizona   Florida Insured  Colorado Insured
                                             Municipal     Municipal      Municipal   Municipal     Municipal         Municipal
                                               Fund         Fund II       Fund III      Fund         Fund               Fund
                                            -----------   -----------    ----------  ---------   --------------    ---------------
Purchases                                   $8,697,583    $12,992,932    $2,541,793  $29,850,182    $8,219,005     $41,621,779
Sales                                        8,663,105     11,176,825     2,099,027   29,254,000     7,228,241      42,009,603

At March 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                    Minnesota        Minnesota       Minnesota         Arizona   Florida Insured    Colorado Insured
                                    Municipal        Municipal       Municipal        Municipal      Municipal          Municipal
                                      Fund            Fund II        Fund III           Fund          Fund                Fund
                                    ----------       ----------      ---------        ---------   --------------    ---------------
Cost of Investments                $54,589,902      $157,143,117     $37,292,839     $66,759,689     $53,810,856       $108,274,031
                                   ===========      ============     ===========     ===========     ===========       ============
Aggregate Unrealized Appreciation  $ 2,429,970      $  5,465,483     $ 1,886,068     $ 1,767,068     $ 2,881,901       $  2,314,874
Aggregate Unrealized Depreciation      (96,980)       (1,203,652)       (447,606)       (312,177)       (110,460)          (667,995)
                                   -----------      ------------     -----------     -----------     -----------       ------------
Net Unrealized Appreciation        $ 2,332,990      $  4,261,831     $ 1,438,462     $ 1,454,891     $ 2,771,441       $  1,646,879
                                   ===========      ============     ===========     ===========     ===========       ============

                            Delaware Investments Closed-End Municipal Bond Funds

Notes
  to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended March 31, 2002 and 2001 was as follows:

                                           Minnesota Municipal Fund                        Minnesota Municipal Fund II

                                        2002                      2001                    2002                     2001
Tax-Exempt Income                    $2,640,280               $3,002,668               $7,397,794               $8,397,764
                                     ----------               ----------               ----------               ----------
Total                                $2,640,280               $3,002,668               $7,397,794               $8,397,764
                                     ==========               ==========               ==========               ==========

                                         Minnesota Municipal Fund III                          Arizona Municipal Fund

                                        2002                      2001                    2002                     2001
Tax-Exempt Income                    $1,742,376               $2,009,475               $2,925,684               $3,334,285
Long-term capital gain                       --                       --                  581,168                       --
                                     ----------               ----------               ----------               ----------
Total                                $1,742,376               $2,009,475               $3,506,852               $3,334,285
                                     ==========               ==========               ==========               ==========

                                       Florida Insured Municipal Fund                     Colorado Insured Municipal Fund

                                        2002                      2001                    2002                     2001
Tax-Exempt Income                    $2,384,812               $2,651,843               $4,788,101               $5,264,619
Ordinary Income                              --                       --                  335,452                       --
Long-term capital gain                       --                       --                  550,141                       --
                                     ----------               ----------               ----------               ----------
Total                                $2,384,812               $2,651,843               $5,673,694               $5,264,619
                                     ==========               ==========               ==========               ==========

As of March 31, 2002, the components of net assets on a tax basis were as follows:

                                        Minnesota Municipal Fund      Minnesota Municipal Fund II       Minnesota Municipal Fund III
Paid in capital                              $35,426,740                      $ 99,710,002                       $25,246,730
Undistributed tax-exempt income                  414,864                         2,566,334                           328,389
Capital loss carryforward                       (178,820)                       (2,939,456)                       (2,707,537)
Post-October losses                                   --                           (25,978)                               --
Unrealized appreciation (depreciation)         2,332,990                         4,261,831                         1,438,462
                                             -----------                      ------------                       -----------
Net assets                                   $37,995,774                      $103,572,733                       $24,306,044
                                             ===========                      ============                       ===========

                                        Arizona Municipal Fund      Florida Insured Municipal Fund   Colorado Insured Municipal Fund
Paid in capital                              $40,838,893                       $33,361,389                       $67,238,110
Undistributed tax-exempt income                1,095,473                           877,111                         1,827,617
Undistributed ordinary income                     65,300                                --                            13,771
Undistributed long-term gains                    248,096                                --                           779,223
Capital loss carryforward                             --                          (314,046)                               --
Post-October losses                                   --                                --                                --
Unrealized appreciation (depreciation)         1,454,891                         2,771,441                         1,646,879
                                             -----------                       -----------                       -----------
Net assets                                   $43,702,653                       $36,695,895                       $71,505,600
                                             ===========                       ===========                       ===========

                            Delaware Investments Closed-End Municipal Bond Funds

Notes
  to Financial Statements (continued)

4. Dividend and Distribution Information (continued)

For federal income tax purposes, certain Funds had accumulated capital losses as of March 31, 2002, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                                  2003         2004          2005        2006         2008         2009          2010       Total
Minnesota Municipal Fund I      $     --   $       --     $     --     $     --     $114,900     $ 63,920       $   --   $  178,820
Minnesota Municipal Fund II      952,440    1,143,840       89,665      132,129      437,162      175,804        8,416    2,939,456
Minnesota Municipal Fund III     755,674    1,279,495      455,666        6,539       56,856      153,307           --    2,707,537
Florida Insured Municipal Fund    32,019      183,099           --           --       98,928           --           --      314,046

5. Capital Stock

Pursuant to their articles of incorporation, Minnesota Municipal Fund, Minnesota Municipal Fund II, Minnesota Municipal Fund III, Arizona Municipal Fund and Colorado Insured Municipal Fund each have 200 million shares of $0.01 par value common shares authorized. Florida Insured Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. The Funds did not repurchase any shares under the Share Repurchase Program during the year ending March 31, 2002. Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market. For the year ended March 31, 2002, the Funds did not have any transactions in common shares.

The Funds each have one million shares of $0.01 par value preferred shares authorized, except for Florida Insured Municipal Fund, which has an unlimited amount of $0.01 par value preferred shares authorized. Under resolutions adopted by the Board of Directors/Trustees, Minnesota Municipal Fund is allowed to issue up to 400 preferred shares, of which the entire amount was issued on August 6, 1992. On May 14, 1993, Minnesota Municipal Fund II, Arizona Municipal Fund and Florida Insured Municipal Fund issued 1,200, 500 and 400 preferred shares, respectively. On December 10, 1993, Minnesota Municipal Fund III issued 300 preferred shares and on September 23, 1993, Colorado Insured Municipal Fund issued 800 preferred shares. The preferred shares of each Fund have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.

Dividends for the outstanding preferred shares of each Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the results of an auction. Dividend rates (adjusted for any capital gain distributions) ranged from 1.40% to 3.75% on Minnesota Municipal Fund, from 1.34% to 3.40% on Minnesota Municipal Fund II, from 1.30% to 3.70% on Minnesota Municipal Fund III, from 1.40% to 3.80% on Arizona Municipal Fund, from 1.20% to 3.60% on Florida Insured Municipal Fund and from 1.30% to 3.80% on Colorado Insured Municipal Fund during the year ended March 31, 2002. Salomon Smith Barney, Inc. and Merrill Lynch Pierce, Fenner & Smith Inc. (Colorado Insured Municipal Fund only), as the remarketing agents, receive an annual fee from each of the Funds of 0.25% of the average amount of preferred stock outstanding.

Under the 1940 Act, the Funds may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%. The preferred shares are redeemable at the option of the Funds, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund are not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund's Directors. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant of Section 13(a) of the 1940 Act, including, among other things, changes in each of the Fund's subclassification as a closed-end investment company or changes in their fundamental investment restrictions.

6. Credit and Market Risks

The Funds concentrate their investments in securities issued by each specific state's municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

                            Delaware Investments Closed-End Municipal Bond Funds

Notes
  to Financial Statements (continued)

7. Tax Information (Unaudited)

The information set forth is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2002. Please consult your tax advisor for proper treatment of the information.

For the fiscal year ended March 31, 2002, each Fund designates as long term capital gains, ordinary income, and tax-exempt income distributions paid during the year as follows:

                                     Long Term            Ordinary             Tax              Total
                                   Capital Gains           Income             Exempt        Distributions
                                   Distributions       Distributions          Income         (Tax Basis)
                                   -------------       -------------          ------         -----------
Minnesota Municipal Fund I                --                 --                100%               100%
Minnesota Municipal Fund II               --                 --                100%               100%
Minnesota Municipal Fund III              --                 --                100%               100%
Arizona Municipal Fund                   17%                 --                 83%               100%
Florida Insured Municipal Fund            --                 --                100%               100%
Colorado Insured Municipal Fund          11%                 5%                 84%               100%

Report
  of Independent Auditors

To the Shareholders and Board of Directors/Trustees
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Colorado Insured Municipal Income Fund, Inc.

We have audited the accompanying statements of net assets of Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., Delaware Investments Minnesota Municipal Income Fund III, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, and Delaware Investments Colorado Insured Municipal Income Fund, Inc. (the "Funds") as of March 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at March 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the financial statements, in 2002 the Funds changed their method of classifying preferred stock.

                                       /s/  Ernst & Young LLP
                                       --------------------------------------
                                       Philadelphia, Pennsylvania
                                       May 3, 2002

                                                                       Unaudited
Proxy
  Results

Shareholders of Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., Delaware Investments Minnesota Municipal Income Fund III, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund and Delaware Investments Colorado Insured Municipal Income Fund, Inc. voted on the following proposals at the annual meeting of shareholders on November 1, 2001. The description of each proposal and number of shares voted are as follows:

                                                                Common Shareholders                     Preferred Shareholders
                                                         Shares       Shares         Shares        Shares       Shares      Shares
                                                          Voted        Voted          Voted         Voted       Voted       Voted
                                                           For        Against        Abstain         For        Against     Abstain
                                                           ---        -------        -------         ---        -------     -------
1. To elect the Fund's Board of Directors/Trustees:
Delaware Investments Minnesota Municipal Income Fund, Inc.:

Charles E. Haldeman, Jr.                                2,391,499      29,125           --            --           --          --
David K. Downes                                         2,391,390      29,235           --            --           --          --
Walter P. Babich                                        2,338,353      32,271           --            --           --          --
John H. Durham                                          2,391,499      29,125           --            --           --          --
John A. Fry                                             2,391,499      29,125           --            --           --          --
Anthony D. Knerr                                        2,391,499      29,125           --            --           --          --
Ann R. Leven                                            2,391,677      28,948           --            --           --          --
Thomas F. Madison                                             N/A         N/A          N/A           400           --          --
Janet L. Yeomans                                              N/A         N/A          N/A           400           --          --

Delaware Investments Minnesota Municipal Income Fund II, Inc.:

Charles E. Haldeman, Jr.                                6,667,175     152,083           --            --           --          --
David K. Downes                                         6,667,175     152,083           --            --           --          --
Walter P. Babich                                        6,643,664     175,594           --            --           --          --
John H. Durham                                          6,665,833     153,425           --            --           --          --
John A. Fry                                             6,666,429     152,829           --            --           --          --
Anthony D. Knerr                                        6,665,175     154,083           --            --           --          --
Ann R. Leven                                            6,670,481     148,773           --            --           --          --
Thomas F. Madison                                             N/A         N/A          N/A         1,100           --          --
Janet L. Yeomans                                              N/A         N/A          N/A         1,100           --          --

Delaware Investments Minnesota Municipal Income Fund III, Inc.:

Charles E. Haldeman, Jr.                                1,667,302      27,930           --            --           --          --
David K. Downes                                         1,667,302      27,930           --            --           --          --
Walter P. Babich                                        1,666,594      28,638           --            --           --          --
John H. Durham                                          1,667,302      27,930           --            --           --          --
John A. Fry                                             1,667,302      27,930           --            --           --          --
Anthony D. Knerr                                        1,667,302      27,930           --            --           --          --
Ann R. Leven                                            1,667,302      27,930           --            --           --          --
Thomas F. Madison                                             N/A         N/A          N/A           299           --          --
Janet L. Yeomans                                              N/A         N/A          N/A           299           --          --

Delaware Investments Arizona Municipal Income Fund, Inc.:

Charles E. Haldeman, Jr.                                2,817,453      60,807           --            --           --          --
David K. Downes                                         2,817,453      60,807           --            --           --          --
Walter P. Babich                                        2,809,511      68,749           --            --           --          --
John H. Durham                                          2,817,453      60,807           --            --           --          --
John A. Fry                                             2,817,453      60,807           --            --           --          --
Anthony D. Knerr                                        2,817,453      60,807           --            --           --          --
Ann R. Leven                                            2,817,253      61,007           --            --           --          --
Thomas F. Madison                                             N/A         N/A          N/A           456           --          --
Janet L. Yeomans                                              N/A         N/A          N/A           456           --          --

                                                                       Unaudited

Proxy
  Results (continued)

                                                                Common Shareholders                     Preferred Shareholders
                                                         Shares       Shares         Shares        Shares       Shares      Shares
                                                          Voted        Voted          Voted         Voted       Voted       Voted
                                                           For        Against        Abstain         For        Against     Abstain
                                                           ---        -------        -------         ---        -------     -------
1. To elect the Fund's Board of Directors/Trustees:
Delaware Investments Florida Insured Municipal Income Fund:

Charles E. Haldeman, Jr.                                2,336,081      39,954           --           --           --          --
David K. Downes                                         2,235,082      40,954           --           --           --          --
Walter P. Babich                                        2,234,342      41,693           --           --           --          --
John H. Durham                                          2,236,082      39,954           --           --           --          --
John A. Fry                                             2,236,008      40,027           --           --           --          --
Anthony D. Knerr                                        2,236,082      39,954           --           --           --          --
Ann R. Leven                                            2,235,016      41,020           --           --           --          --
Thomas F. Madison                                             N/A         N/A          N/A          400           --          --
Janet L. Yeomans                                              N/A         N/A          N/A          400           --          --

Delaware Investments Colorado Insured Municipal Income Fund, Inc.:

Charles E. Haldeman, Jr.                                4,464,998      59,908           --           --           --          --
David K. Downes                                         4,466,416      58,490           --           --           --          --
Walter P. Babich                                        4,459,279      65,627           --           --           --          --
John H. Durham                                          4,476,733      48,173           --           --           --          --
John A. Fry                                             4,471,503      53,403           --           --           --          --
Anthony D. Knerr                                        4,471,593      53,313           --           --           --          --
Ann R. Leven                                            4,471,593      53,313           --           --           --          --
Thomas F. Madison                                             N/A         N/A          N/A          619           68          --
Janet L. Yeomans                                              N/A         N/A          N/A          659           28          --

                                                                                   Common and Preferred Shareholders
                                                                             Shares              Shares             Shares
                                                                              Voted              Voted              Voted
                                                                               For               Against            Abstain
                                                                            ---------            -------            -------
2. To amend the Fund's Articles of Incorporation to change the name of the Fund.
Delaware Investments Minnesota Municipal Income Fund I, Inc.:               2,276,464             89,047             55,114
Delaware Investments Minnesota Municipal Income Fund II, Inc.:              6,370,978            326,174            122,106
Delaware Investments Minnesota Municipal Income Fund III, Inc.:             1,616,963             60,149             18,121
Delaware Investments Arizona Municipal Income Fund, Inc.:                   2,714,134            137,076             27,051
Delaware Investments Colorado Insured Municipal Income Fund, Inc.:          4,290,063            112,575            122,268

Board of Directors/Trustees and Officers
  Addendum

An investment company is governed by a Board of Directors/Trustees (hereinafter "Trustees") which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Directors/Trustees and Officers and certain background and related information.

                                                                       Principal                Number of            Other
      Name,                      Position(s)                          Occupation(s)         Portfolios in Fund    Directorships
     Address                      Held with     Length of Time           During              Complex Overseen        Held by
  and Birthdate                  Registrant        Served*            Past 5 Years          by Trustee/Officer    Trustee/Officer
Trustees/Officers

Charles E. Haldeman, Jr.(1)       Chairman          1 Year         President/Chief Operating         87             None
2005 Market Street               and Trustee                          Officer/Director -
Philadelphia, PA                                                    United Asset Management
      19103                                                       (January 1998 - January 2000)

October 29, 1948                                                        Partner/Director -
                                                                      Cooke and Bieler, Inc.
                                                                    (June 1974 - January 1998)
                                                                      (Investment Management)

David K. Downes(1)               President,         9 Years -              Mr. Downes has           105      Director/President -
2005 Market Street            Chief Executive   Executive Officer         served in various                    Lincoln National
 Philadelphia, PA                 Officer,                              executive capacities                Convertible Securities
      19103                   Chief Financial      2 Years - Trustee     at different times                        Fund, Inc.
                            Officer and Trustee                        at Delaware Investments
January 8, 1940                                                                                              Director/President -
                                                                                                                Lincoln National
                                                                                                                Income Fund, Inc.

Independent Trustees

  Walter P. Babich              Trustee      10 Years for Minnesota       Board Chairman -          105               None
460 North Gulph Road                        Municipal Income Fund I;  Citadel Constructors, Inc.
King of Prussia, PA                         9 years for other Funds       (1989 - Present)
     19406

 October 1, 1927

  John H. Durham                Trustee      10 Years for Minnesota        Private Investor         105            Trustee -
   P.O. Box 819                             Municipal Income Fund I;                                           Abington Memorial
Gwynedd Valley, PA                         9 years for other Funds(2)                                              Hospital
      19437

  August 7, 1937                                                                                              President/Director -
                                                                                                                22 WR Corporation


(1) Executive Officer of the Fund's manager and accounting service provider.
(2) Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                       Principal                Number of            Other
      Name,                      Position(s)                          Occupation(s)         Portfolios in Fund    Directorships
     Address                      Held with     Length of Time           During              Complex Overseen        Held by
  and Birthdate                  Registrant        Served*            Past 5 Years          by Trustee/Officer    Trustee/Officer
Independent Trustees (continued)

    John A. Fry                  Trustee           1 Year          Executive Vice President -        87             Director -
 3451 Walnut Street                                                University of Pennsylvania                   Sovereign Bancorp
721 Franklin Building                                                (April 1995 - Present)
   Philadelphia, PA                                                                                                 Director -
        19104                                                                                                     Sovereign Bank

    May 28, 1960

  Anthony D. Knerr                Trustee          8 Years          Founder/Managing Director -     105                 None
  500 Fifth Avenue                                                  Anthony Knerr & Associates
    New York, NY                                                          (1990 - Present)
        10110                                                         (Strategic Consulting)

 December 7, 1938

    Ann R. Leven                  Trustee          10 Years       Treasurer/Chief Fiscal Officer -  105              Director -
   785 Park Avenue                                                   National Gallery of Art                    Recoton Corporation
    New York, NY                                                          (1994 - 1999)
      10021                                                                                                          Director -
                                                                                                                   Systemax, Inc.
 November 1, 1940
                                                                                                                  Director - Andy
                                                                                                                 Warhol Foundation

  Thomas F. Madison               Trustee          6 Years               President/Chief            105          Director - Valmont
200 South Fifth Street                                                 Executive Officer -                        Industries, Inc.
    Suite 2100                                                          MLM Partners, Inc.
  Minneapolis, MN                                                    (January 1993 - Present)                      Director - ACI
 55402                                                              (Small Business Investing                     Telecentrics Inc.
                                                                          and Consulting)
February 25, 1936                                                                                               Director - Digital
                                                                                                                       River Inc.

                                                                                                                 Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans               Trustee          2 Years          Vice President Treasurer -      105                  None
  Building 220-13W-37                                                     3M Corporation
     St. Paul, MN                                                      (July 1995 - Present)
        55144                                                          Ms. Yeomans has held
                                                                         various management
    July 31, 1948                                                  positions at 3M Corporation
                                                                            since 1983.

* The Trustees of the Fund serve for a one-year term. At each annual meeting of shareholders, the entire Board of Trustees will be elected and each newly elected Trustee will serve for a one-year term and until his or her successor is elected and qualified. Thomas F. Madison and Janet L. Yeomans were elected solely by the preferred shareholders of each Fund.

                                                                       Principal                Number of            Other
      Name,                      Position(s)                          Occupation(s)         Portfolios in Fund    Directorships
     Address                      Held with     Length of Time           During              Complex Overseen        Held by
  and Birthdate                  Registrant        Served*            Past 5 Years          by Trustee/Officer    Trustee/Officer
Officers

 William E. Dodge              Executive Vice      2 Years       Executive Vice President and       105                None
2005 Market Street              President and                     Chief Investment Officer -
Philadelphia, PA              Chief Investment                        Equity of Delaware
      19103                  Officer - Equity                 Investment Advisers, a series of
                                                                     Delaware Management
   June 29, 1949                                                       Business Trust
                                                                   (April 1999 - Present)

                                                                     President, Director
                                                                       of Marketing and
                                                                  Senior Portfolio Manager -
                                                                  Marvin & Palmer Associates
                                                                  (August 1996 - April 1999)
                                                                    (Investment Management)

  Jude T. Driscoll           Executive Vice        1 Year         Executive Vice President and      105                None
 2005 Market Street          President and                           Head of Fixed-Income of
  Philadelphia, PA              Head of                           Delaware Investment Advisers,
        19103                Fixed-Income                              a series of Delaware
                                                                   Management Business Trust
   March 10, 1963                                                   (August 2000 - Present)

                                                                  Senior Vice President and
                                                              Director of Fixed-Income Process -
                                                                  Conseco Capital Management
                                                                  (June 1998 - August 2000)

                                                                       Managing Director -
                                                                   NationsBanc Capital Markets
                                                                   (February 1996 - June 1998)

Richard J. Flannery    Executive Vice President,   5 Years         Mr. Flannery has served in       105                None
2005 Market Street       General Counsel and                      various executive capacities
Philadelphia, PA      Chief Administrative Officer                    at different times at
       19103                                                           Delaware Investments.

September 30, 1957

Richelle S. Maestro     Senior Vice President,     9 Years         Ms. Maestro has served in        105                None
2005 Market Street      Deputy General Counsel                   various executive capacities
Philadelphia, PA             and Secretary                           at different times at
       19103                                                          Delaware Investments.

 November 26, 1957

 Michael P. Bishof      Senior Vice President      6 Years          Mr. Bishof has served in        105                None
2005 Market Street          and Treasurer                         various executive capacities
Philadelphia, PA                                                      at different times at
       19103                                                          Delaware Investments.

 August 18, 1962

Delaware Investments
  Family of Funds

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.

Growth-Equity Group                                            Fixed Income Group

Delaware American Services Fund                                Corporate and Government
Delaware Diversified Growth Fund                               Delaware American Government Bond Fund
Delaware Growth Opportunities Fund                             Delaware Corporate Bond Fund
Delaware Select Growth Fund                                    Delaware Delchester Fund
Delaware Small Cap Growth Fund                                 Delaware Extended Duration Bond Fund
Delaware Technology and Innovation Fund                        Delaware High-Yield Opportunities Fund
Delaware Trend Fund                                            Delaware Limited-Term Government Fund
Delaware U.S. Growth Fund                                      Delaware Strategic Income Fund

Value-Equity Group                                             Money Market
                                                               Delaware Cash Reserve Fund
Delaware Decatur Equity Income Fund                            Delaware Tax-Free Money Fund
Delaware Diversified Value Fund
Delaware Growth and Income Fund                                Municipal (National Tax-Exempt)
Delaware REIT Fund                                             Delaware National High-Yield Municipal Bond Fund
Delaware Small Cap Value Fund                                  Delaware Tax-Free Insured Fund
                                                               Delaware Tax-Free USA Fund
International Group                                            Delaware Tax-Free USA Intermediate Fund

(DIAL-Delaware International Advisers Ltd.)                    Municipal (State-Specific Tax-Exempt)
Delaware Emerging Markets Fund                                 Delaware Tax-Free Arizona Fund
Delaware International Small Cap Value Fund                    Delaware Tax-Free Arizona Insured Fund
Delaware International Value Equity Fund                       Delaware Tax-Free California Fund
   (formerly Delaware International Equity Fund)               Delaware Tax-Free California Insured Fund
                                                               Delaware Tax-Free Colorado Fund
Blend Mutual Funds                                             Delaware Tax-Free Florida Fund
                                                               Delaware Tax-Free Florida Insured Fund
Delaware Balanced Fund                                         Delaware Tax-Free Idaho Fund
Delaware Core Equity Fund                                      Delaware Minnesota High-Yield Municipal Bond Fund
   (formerly Delaware Growth Stock Fund)                       Delaware Tax-Free Minnesota Fund
Delaware Devon Fund                                            Delaware Tax-Free Minnesota Insured Fund
Delaware Social Awareness Fund                                 Delaware Tax-Free Minnesota Intermediate Fund
Foundation Funds                                               Delaware Tax-Free Missouri Insured Fund
   Delaware Balanced Allocation Portfolio                      Delaware Tax-Free New York Fund
   Delaware Growth Allocation Portfolio                        Delaware Tax-Free Oregon Insured Fund
   Delaware Income Allocation Portfolio                        Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Investments Closed-End Municipal Bond Funds shareholders. You should read the prospectus carefully before you invest. It sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. The return and principal value of an investment in the Funds will fluctuate so that shares, when resold, may be worth more or less than their original cost. Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Funds may, from time-to-time, purchase shares of their common stock on the open market at market prices.

Board of Directors/Trustees                 Affiliated Officers                       Contact Information

Charles E. Haldeman, Jr.                    William E. Dodge                          Investment Manager
Chairman                                    Executive Vice President and              Delaware Management Company
Delaware Investments Family of Funds        Chief Investment Officer-- Equity         Philadelphia, PA
Philadelphia, PA                            Delaware Investments Family of Funds
                                            Philadelphia, PA                          International Affiliate
Walter P. Babich                                                                      Delaware International Advisers Ltd.
Board Chairman                              Jude T. Driscoll                          London, England
Citadel Constructors, Inc.                  Executive Vice President and
King of Prussia, PA                         Head of Fixed Income                      Principal Office of the Funds
                                            Delaware Investments Family of Funds      2005 Market Street
David K. Downes                             Philadelphia, PA                          Philadelphia, PA 19103-7057
President and Chief Executive Officer
Delaware Investments Family of Funds        Richard J. Flannery                       Independent Auditors
Philadelphia, PA                            President and Chief Executive Officer     Ernst & Young LLP
                                            Delaware Distributors, L.P.               2001 Market Street
John H. Durham                              Philadelphia, PA                          Philadelphia, PA 19103
Private Investor
Gwynedd Valley, PA                                                                    Registrar and Stock Transfer Agent
                                                                                      Mellon Investor Services, L.L.C.
John A. Fry                                                                           Overpeck Center
Executive Vice President                                                              85 Challenger Road
University of Pennsylvania                                                            Ridgefield Park, NJ 07660
Philadelphia, PA                                                                      800 851-9677

Anthony D. Knerr                                                                      For Securities Dealers and Financial
Consultant                                                                            Institutions Representatives
Anthony Knerr & Associates                                                            800 362-7500
New York, NY
                                                                                      Web site
Ann R. Leven                                                                          www.delawareinvestments.com
Former Treasurer
National Gallery of Art                                                               Number of Recordholders as of
Washington, DC                                                                        March 31, 2002:
                                                                                      Minnesota Municipal Income Fund I     377
Thomas F. Madison                                                                     Minnesota Municipal Income Fund II    629
President and Chief Executive Officer                                                 Minnesota Municipal Income Fund III   151
MLM Partners, Inc.                                                                    Arizona Municipal Income Fund         115
Minneapolis, MN                                                                       Florida Insured Municipal Income Fund 206
                                                                                      Colorado Insured Municipal
Janet L. Yeomans                                                                        Income Fund                         204
Vice President and Treasurer
3M Corporation
St. Paul, MN

Thomas F. Madison and Janet L. Yeomans
were elected by the preferred Shareholders of the Delaware Investments Closed-End
Municipal Bond Funds.

(5967)                                                        Printed in the USA
VOY-CEAR [3/02] BUR 5/02                                                   J8113